UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. _)

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA  92130

(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on August 20, 2020

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, or Adamis, a Delaware corporation, will be held virtually on Thursday, August 20, 2020, at 10:00 a.m., Pacific Time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified.

2.	To approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000.

3.

To approve a proposal to adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, if our Board of Directors in its discretion determines to effect a reverse stock split at any time before December 31, 2020, at a reverse stock split ratio ranging from 1-for-2 to 1-for-15, as determined by our Board of Directors at a later date.

4.	To approve the 2020 Equity Incentive Plan as described in more detail in this Proxy Statement.

5.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers.

6.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020.

7.

To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt any of the foregoing proposals.

8.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

This year’s annual meeting of stockholders will be a completely virtual meeting, which will be conducted via live webcast.  You will be able to listen to the Meeting, submit questions during the Meeting, and vote during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/ADMP2020.  To participate in the virtual Meeting, you will need the control number found on your proxy card or in the instructions that accompanied your proxy materials.  The meeting webcast will being promptly at 10:00 a.m. Pacific Time.  We encourage you to access the meeting prior to the start time.  Online check-in will begin at 9:45 a.m. Pacific Time, and you should allow ample time for the check-in procedures.  You will not be able to attend the Meeting in person.

The above items of business are more fully described in the Proxy Statement accompanying this notice.  Only holders of record of our common stock (the “Common Stock”), and our Series B Convertible Preferred Stock (“Series B Preferred”), at the close of business on June 23, 2020 (the “Record Date”), will be entitled to notice of the virtual Meeting or any adjournments or postponements thereof.  Each share of Common Stock and each share of Series B Preferred is entitled to one vote at the Meeting.  The names of stockholders of record entitled to vote at the Meeting will be available for inspection for any legally valid purpose relating to the Meeting at www.virtualshareholdermeeting.com/ADMP2020.

Whether you plan to attend the Meeting or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet.  This will ensure that your shares are represented.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL STOCKHOLDER MEETING TO BE HELD ON AUGUST 20, 2020 VIA LIVE WEBCAST AT WWW.VIRTUALSHAREHOLDERMEETING.COM/ADMP2020.

In accordance with rules approved by the Securities and Exchange Commission (“SEC” ), we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting.  The rules allow companies to provide access to proxy materials in one of two ways.  Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2019, which is being provided as our Annual Report to Stockholders.  These materials are also available on the website: http://www.adamispharmaceuticals.com.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
July 10, 2020

Whether or not you expect to participate in the virtual Meeting, please vote via the Internet, by phone, or complete, date, sign and promptly return the accompanying proxy card or voting instruction card in the enclosed envelope so that your shares may be represented at the virtual Meeting.

ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA  92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company or Adamis, of proxies to be voted at the Annual Meeting of Stockholders, or the “Meeting,” and at any adjournments or postponements thereof. The Meeting will be held virtually on Thursday, August 20, 2020, at 10:00 a.m., Pacific Time.  The virtual Meeting can be accessed via the internet at www.virtualshareholdermeeting.com/ADMP2020, where you will be able to listen to the meeting live, submit questions, and vote online.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019, is enclosed with these materials.  Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement.  All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California  92130, Attention:  Secretary.

The Meeting has been called to consider and take action on the following proposals:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000;

3.

To approve a proposal, which we refer to as the “reverse stock split proposal,” to adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, if our Board of Directors in its discretion determines to effect a reverse stock split at any time before December 31, 2020, at a reverse stock split ratio ranging from 1-for-2 to 1-for-15, as determined by our Board of Directors at a later date;

4.	To approve the 2020 Equity Incentive Plan as described in more detail in this Proxy Statement;

5.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

6.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020;

7.

To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt any of the foregoing proposals; and

8.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11682 El Camino Real, Suite 300, San Diego, California  92130, and our telephone number is (858) 997-2400.  The approximate date on which we expect this Proxy Statement, the proxy card and accompanying materials to first be sent or given to stockholders is July 15, 2020.

Record Date and Shares Outstanding

Stockholders of record at the close of business on June 23, 2020 (the “Record Date”) are entitled to notice of the Meeting.  At the Record Date, 73,920,765 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting, and 1,000,000 shares of Series B Convertible Preferred Stock (“Series B Preferred”) were outstanding and entitled to an aggregate of 1,000,000 votes at the Meeting.

Voting Rights

Only holders of record of Common Stock and Series B Preferred at the close of business on the Record Date are entitled to notice of and vote at the Meeting.  Each share of Common Stock is entitled to one vote on all matters to be voted on at the Meeting.  Except for matters where the Common Stock votes as a separate class, the Series B Preferred will vote together with the Common Stock on all matters to be voted on at the Meeting.  Each share of Series B Preferred is entitled to one vote on all matters to be voted upon at the Meeting.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock and Series B Preferred, considered together, on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

Broker Non-Votes

If you do not give instructions to your bank or broker, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items.  Rulings on proposals are made pursuant to rules and interpretations governing the conduct of brokerage firms rather than rules that apply directly to the Company.  However, we believe that under the NYSE rules, the proposal to increase the number of authorized shares of Common Stock (Proposal 2), the reverse stock split proposal (Proposal 3), the ratification of the appointment of our independent auditors (Proposal 6), and the proposal to approve the adjournment of the Meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt any of the Proposals (Proposal 7), are considered routine matters, while the election of our directors (Proposal 1), the approval of the 2020 Equity Incentive Plan (Proposal 4), and the advisory vote on executive compensation (Proposal 5) are non-routine matters.  When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter.  Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting.  We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.	Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2020 Annual Meeting of Stockholders (the “Meeting” ), which is to be held on Thursday, August 20, 2020, at 10:00 a.m. (Pacific Time), via live webcast, or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.  You are invited to attend the virtual Meeting to vote on the proposals described in this Proxy Statement.  However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet.  If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.	What am I voting on?

You are voting on the following matters:

1.	Election of five directors (Howard C. Birndorf, Roshawn A. Blunt, Dennis J. Carlo, Ph.D., David J. Marguglio, and Richard C. Williams) for a term ending at the next annual meeting of stockholders.

2.	To approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of common stock authorized to be issued by the Company from 100,000,000 to 200,000,000.

3.

To approve the reverse stock split proposal as described in more detail in this Proxy Statement, to adopt and approve an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, if our Board of Directors in its discretion determines to effect a reverse stock split at any time before December 31, 2020, at a reverse stock split ratio ranging from 1-for-2 to 1-for-15, as determined by our Board of Directors at a later date.

4.	To approve the 2020 Equity Incentive Plan as described in more detail in this Proxy Statement.

5.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers.

6.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020.

7.

To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt any of the foregoing proposals.

8.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Why are you holding a virtual meeting and how can stockholders attend?

We are sensitive to the public health and travel concerns our stockholders may have and the protocols and travel restrictions that federal, state, and local governments have imposed.  We believe hosting our Meeting virtually provides the safest forum.  To participate in our virtual Meeting, visit www.virtualshareholdermeeting.com/ADMP2020 with your  control number included on your proxy card, or in the instructions that accompanied your proxy materials.

Q.	What is the format of the Meeting?

We will be hosting the Meeting live via Internet webcast. You will not be able to attend the Meeting in person. A summary of the information you need to attend the Meeting online is provided below:

●	Any stockholder may listen to the meeting and participate live via webcast at www.virtualshareholdermeeting.com/ADMP2020. The webcast will begin at 10:00 a.m. Pacific Time on August 20, 2020.

●	Stockholders may vote and submit questions during the Meeting via live webcast.

●

To enter the meeting, please have your control number which is available on your proxy card. If you do not have your control number, you will not be able to vote or submit questions during the Meeting.

●	Instructions on how to connect to and participate in the Meeting via Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/ADMP2020.

Q.	Who is entitled to vote at the virtual Meeting?

Only stockholders of record of Common Stock and Series B Preferred at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting.

Q.	How do I vote?

Vote by Mail:  Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet:  If you are a holder of record of shares, you can choose to vote by telephone or by Internet.  You can vote by telephone by calling the toll-free telephone number on your proxy card.  The website for Internet voting is http://www.proxyvote.com and it is also listed on the proxy card.  Please have your proxy card handy when you call or go online.  Telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on August 19, 2020.  If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee.  Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Voting Via the Virtual Annual Meeting Website.  To vote during the virtual Meeting, follow the instructions posted at www.virtualshareholdermeeting.com/ADMP2020.

If your shares are held in the name of a bank, broker, trustee or other nominee holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted.  Telephone and Internet voting generally will be offered to stockholders owning shares through most banks and brokers by following the instruction form provided to you by your broker, bank, trustee, or other nominee.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. Internet and telephone voting are available 24 hours a day.  Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Standard Time) on August 19, 2020.

Q.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on August 20, 2020. Can I access the proxy materials and annual report electronically?

Under the rules of the SEC, we have chosen to deliver proxy materials to stockholders under the “full set delivery option,” by providing paper copies of the Company’s full Proxy Statement and form of proxy.  This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2019, are available on the website: http://www.adamispharmaceuticals.com.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time prior to the taking of the vote at the virtual Meeting.  If you submitted your proxy by mail, you must (a) file with the Secretary of the Company a properly executed written notice of revocation or (b) timely deliver a valid later-dated proxy (including a telephone vote), or attend and vote at the Meeting.  If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy.  Attendance at the virtual Meeting will not have the effect of revoking a proxy unless you specifically so request or vote via website at the virtual Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Q.	How are proxies voted?

All valid proxies received prior to the Meeting will be voted.  All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q.	Can I attend the meeting in person?

No.  This year’s annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to listen to the Meeting, submit your questions during the Meeting, and vote during the live webcast of the Meeting by visiting www.virtualshareholdermeeting.com/ADMP2020 and entering the  control number included on your proxy card, or in the instructions that accompanied your proxy materials.

Q.	What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of shares of Common Stock and Series B Preferred, considered together, outstanding on the Record Date will constitute a quorum.  On the Record Date, there were 73,920,765 outstanding shares of Common Stock and 1,000,000 shares of Series B Preferred entitled to vote at the Meeting.  Thus, the presence of the holders of Common Stock and Series B Preferred representing at least 37,460,383 shares will be required to establish a quorum.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting.  If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

Q.	What happens if the annual meeting is postponed or adjourned?

If the Meeting is postponed or adjourned, your proxy will remain valid and may be voted when the Meeting is convened or reconvened.  You may change or revoke your proxy until it is voted.

Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome.  A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected.  For Proposal No. 2 to approve an amendment to our Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized to be issued by the Company and Proposal No. 3 to approve the reverse stock split proposal, the affirmative vote from holders of a majority of the outstanding shares of Common Stock, voting as a separate class, and holders of a majority of the outstanding shares of Common Stock and Series B Preferred, voting together as a single class, on the Record Date will be required.  For Proposal No. 4 to approve the 2020 Equity Incentive Plan, the advisory Proposal No. 5 concerning executive compensation, Proposal No. 6 to ratify the selection of BDO USA, LLP, and Proposal 7 to adjourn the Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt any of the foregoing proposals, or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the votes cast either in person or represented by proxy at the Meeting will be required.  For these proposals, a properly marked “ABSTAIN” with respect to any such matter will not be voted, and will not be counted as a vote cast for purposes of determining the number of votes cast with respect to a proposal in person or by proxy at the Meeting.  Accordingly, an abstention will not be considered as voting with respect to such matter.

Q.	How do I vote if I hold my shares in “street name” ?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Adamis.  Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet.  A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options.  If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly.  Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services.  Also, please be aware that Adamis is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.	What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker may vote your shares for you at his or her discretion on routine matters.

Q.	May I attend the annual meeting if I hold my shares in “street name” ?

As the beneficial owner of shares, you are invited to attend the virtual Meeting.  If you are not a record holder, however, you may not vote your shares at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

●	FOR the election of the five nominated directors;

●	FOR the proposal to approve an amendment to our Restated Certificate to increase the number of authorized shares of Common Stock from 100,000,000 shares to 200,000,000 shares;

●

FOR the proposal to approve the reverse stock split proposal as described in more detail in this Proxy Statement, to adopt and approve an amendment to our Restated Certificate to effect a reverse stock split of our outstanding shares of Common Stock, if the Board in its discretion determines to effect a reverse stock split at any time before December 31, 2020, at a reverse stock split ratio ranging from 1-for-2 to 1-for-15, as determined by the Board of Directors at a later date;

●	FOR the proposal to approve our 2020 Equity Incentive Plan;

●	FOR the proposal to approve the compensation of our named executive officers;

●	FOR ratification of the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020; and

●	FOR the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Solicitation of Proxies

We will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation.  Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of common stock held by such persons.  We will reimburse such persons for reasonable out-of-pocket expenses incurred by them.  In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission.

  In addition, we have engaged Alliance Advisors, a proxy solicitation firm,  to assist in the solicitation of proxies and provide related advice and informational support, for a service fee, estimated to be approximately $6,000 plus reimbursement of certain expenses and certain other charges.  We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses in forwarding proxy and solicitation materials to stockholders.  If you have any questions or need assistance voting your shares of Adamis common stock, please contact Alliance Advisors, our proxy solicitor, by calling (866) 620-5401.

PROPOSAL NO. 1
 ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board of Directors (the “Board”) has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders.  All of the nominees are currently members of our Board.  Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified.  The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board.  The Board has fixed the number of directors at five members.  Proxies cannot be voted for a greater number of persons than the number of nominees named.  In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

The names, ages and certain other information with respect to the nominees, are shown below as of the Record Date.

NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION/ POSITION WITH ADAMIS
Howard C. Birndorf	70	2019	Consultant, Director
Roshawn A. Blunt	45	2019	Consultant, Director
Dennis J. Carlo, Ph.D.	76	2009	President, Chief Executive Officer and Director
David J. Marguglio	49	2009	Senior Vice President, Chief Business Officer and Director
Richard C. Williams	76	2014	Consultant, Director, Chairman of the Board

Howard C. Birndorf.  Mr. Birndorf became a director in August 2019.  Mr. Birndorf is a biotechnology entrepreneur and one of the founders of the biotech industry in San Diego, California.  Mr. Birndorf co-founded the monoclonal antibody company Hybritech in 1978, which was subsequently acquired by Eli Lilly & Co. in 1986.  He has founded or co-founded a number of other companies including Gen-Probe, IDEC Pharmaceuticals (which merged with Biogen to form Biogen-Idec), and Ligand Pharmaceuticals.  Mr. Birndorf was also involved in the formation of Gensia (Sicor), and was a director of Neurocrine Biosciences.  He was the founder and co-chair of the Coalition for 21st Century Medicine and was a co-founder, Chairman and Chief Executive Officer of Nanogen, Inc.  Mr. Birndorf received his B.A. in Biology from Oakland University, an M.S. in Biochemistry from Wayne State University, and has received honorary Doctor of Science degrees from Oakland University and Wayne State University.

Roshawn A. Blunt.  Ms. Blunt has more than 20 years of experience in the biopharmaceutical and medical device industries.  In 2010, Ms. Blunt founded and currently is managing director of 1798 Consultants, which is a national healthcare consulting firm focused on educating and developing strategies for clients to address healthcare compliance, reimbursement, health policy and patient access issues.  She began her pharmaceutical career at The Boston Consulting Group, working primarily on cases in the healthcare industry.  She has held a variety of strategic reimbursement and commercialization positions of increasing importance at Amgen, Inc. including involvement in the marketing of Aranesp and acting as global government affairs director in the company’s Washington DC office.  Ms. Blunt was also the first global director of health economics and reimbursement for Biosense Webster, a Johnson & Johnson company.  Prior to starting 1798 Consultants, she was vice president of strategy, planning, and communication at Long Beach Memorial Center and Miller Children’s Hospital.  Ms. Blunt graduated from Princeton University, where she received her A.B. from the Woodrow Wilson School of International and Public Policy.  She earned her M.B.A. from Kellogg School of Management at Northwestern University.

Dennis J. Carlo, Ph.D.  Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and the corporation that now is a wholly-owned subsidiary of the Company, Adamis Corporation (“Old Adamis” ).  Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009.  From 2003 to 2006, he served as president of Telos Pharmaceuticals, a private biotechnology company.  From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly & Co in 1986.  After the sale to Lilly, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002.  Before then, he held various positions with life science companies, including Merck & Co.  Dr. Carlo received a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

David J. Marguglio.  Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis, and has held positions with the Company of Senior Vice President of Corporate Development and, since March 2017, Senior Vice President and Chief Business Officer.  Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009.  From 1996 to 2006, he held various positions with Citigroup Global Markets, Smith Barney and Merrill Lynch.  Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company.  From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm.  He received a degree in finance and business management from the Hankamer School of Business at Baylor University.

Richard C. Williams.  Mr. Williams became a director and Chairman of the Board in August 2014.  Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment.  Prior to founding Conner-Thoele Limited in 1989, Mr. Williams served in a number of progressively responsible operational and financial management positions with multinational firms.  These firms included American Hospital Supply Corporation, UNC Resources, Abbott Laboratories, Field Enterprises and Erbamont NV.  Mr. Williams has served as a director and Vice Chairman of Strategic Planning for King Pharmaceuticals.  Prior to King, he served as Chairman and a director of Medco Research before Medco was acquired by King Pharmaceuticals.  Mr. Williams has also served as a director of several other public and private companies, several as Chairman, including Ista Pharmaceuticals, Vysis Pharmaceuticals, Immunemedics, EP Medical and the Company.  Mr. Williams served as a director of the Company from November 2003 to April 2009, and was Chairman of the Company from November 2003 to April 2009, when the Company merged with Old Adamis (which was then named Adamis Pharmaceuticals Corporation) and changed its corporate name to Adamis Pharmaceuticals Corporation.  Following the merger, Mr. Williams served as Chairman of the Company until June 2009.  He served as a director of Ista Pharmaceuticals from December 2002 to June 2012 and as Chairman of the Board from July 2004 to June 2012, when Ista was acquired.  He was a member of the Listed Company Advisory Committee of New York Stock Exchange.  Mr. Williams received a Bachelor of Arts degree in Economics from DePauw University and a Masters of Business Administration from the Wharton School of Finance.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.  We believe that our Board is composed of a group of leaders in their respective fields.  Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies.  Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing and commercial transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Howard C. Birndorf brings his extensive leadership, business and scientific knowledge of the life science and pharmaceutical industries, including his service as a director and an executive officer of private and public biotechnology companies.

Roshawn A. Blunt brings her extensive experience as an employee, officer and consultant in the biopharmaceutical, medical device and healthcare industries.

Dennis J. Carlo, Ph.D. brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of Adamis gained from his position as chief executive officer of the Company.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of Adamis gained from his position as an officer of the Company.

Richard C. Williams brings his extensive leadership, business, financial and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies and the knowledge gained from consulting to companies and investors in the biotechnology, pharmaceuticals and life science areas, as well as his previous experience working in senior capacities at large pharmaceutical companies.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ.  In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company’s independent registered public accounting firm.  Based on its review, the Board determined that each member of the board of directors, other than Dr. Carlo and Mr. Marguglio who are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

Meetings of Our Board

Our Board met nine times during 2019.  Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he or she served.  Our Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend.  All of the persons who were directors at the time of last year’s annual meeting of stockholders attended last year’s meeting.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis.  The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee.  The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time.  Currently, Mr. Williams, an independent director, serves as Chairman of the Board.  The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate).  The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.  The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company.  We are exposed to a number of risks, including financial risks, strategic and operational risks, risks relating to our development and commercialization activities, risks relating to the COVID-19 outbreak and pandemic,  and risks relating to regulatory and legal compliance.  The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures.  The Board is currently comprised of five directors, three of whom are independent.  The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees.  All of the members of each committee are independent directors.  Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company.  Our independent directors meet in executive session without the presence of management in connection with regularly scheduled Board meetings.  Each of our Board committees also considers the risk within its area of responsibilities.  For example, our Compensation Committee periodically reviews enterprise risks with the goal of ensuring that our compensation programs do not encourage excessive risk-taking, our Nominating and Governance Committee oversees risks related to governance issues, our Audit Committee focuses on financial risk and internal controls, and our Nominating and Governance Committee and Audit Committee each focus on legal and compliance risks.

Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, legal and regulatory compliance, and investment policies.  Our Audit Committee also serves as the contact point for employees to report corporate compliance issues.  Our Audit Committee regularly reviews with our Board any issues that arise in connection with such topics.  Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

The Board has the following three committees:  (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee.  The members of each committee are Howard C. Birndorf, Roshawn A. Blunt and Richard C. Williams.  Mr. Williams is Chair of the Audit Committee; Mr. Birndorf is Chair of the Compensation Committee; and Ms. Blunt is Chair of the Nominating and Governance Committee.  Copies of the charter of each committee were attached as appendices to the Company’s definitive proxy statement for its 2019 annual meeting of stockholders.

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is responsible to oversee our accounting and financial reporting processes and the audits of our financial statements.  The Audit Committee assists the full Board in its general oversight of our compliance with legal and regulatory requirements, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm.  Subject to an approved charter, the responsibilities of the Audit Committee also include reviewing and monitoring the integrity of our accounting practices, internal control systems, financial reporting processes and our financial statements and related disclosures in our filings with the SEC, monitoring the independence and performance of our independent auditor, providing an avenue of communication among the independent auditor, our management and our Board, and reviewing policies with respect to risk assessment and risk management.  The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties.  The Audit Committee also reviews and approves related party transactions.  The current members of the Audit Committee are Richard C. Williams, Howard C. Birndorf and Roshawn A. Blunt.  The Board has determined that each member of the Audit Committee is “independent” as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Williams qualifies as an “audit committee financial expert” as defined in such regulations.

The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting.  The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from the Company.  Meetings are held with participation from the independent registered public accounting firm.  The independent registered public accounting firm is given unrestricted access to the Audit Committee.  The Audit Committee met five times during 2019.

Compensation Committee

Principal functions of the Compensation Committee include:  (i) reviewing and approving or recommending approval of compensation arrangements and levels of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; (iv) reviewing and approving or making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation and evaluating our executive officers’ performance in light of such goals and objectives; and (v) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee.  Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually.  The committee, or the independent directors serving on the Board, makes the final decisions regarding the chief executive officer’s and the other named executive officers’ total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in Board determinations concerning his or her compensation.  With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards.  Management plays a role in the compensation-setting process.  The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards.  Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers.  Our chief executive officer is a member of the Board but does not participate in Board or committee decisions regarding any aspect of his own compensation.  Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist the committee.  The committee may engage compensation consultants to provide information to the committee to assist in making decisions regarding compensation of our officers and directors.  The Compensation Committee met one time during 2019.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee.  Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for other named executive officers, except for discussions regarding his own salary and incentive compensation.

Nominating and Governance Committee

Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation and effectiveness of the Board and its committees.  The Nominating and Governance Committee met or acted by written consent by one time during 2019.

Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board.  In making such recommendations, the committee will consider candidates proposed by stockholders.  Stockholders may submit a candidate’s name and qualifications to the Board by mailing a letter to the attention of Dennis J. Carlo, Ph.D., Chief Executive Officer, Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California  92130, and providing the information required by the Company’s bylaws along with any additional supporting materials the security holder considers appropriate.  The committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company.  The committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors.  In considering potential new directors, the committee considers a variety of factors, including:  (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of Adamis, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the SEC and the NASDAQ listing standards.  The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors.  The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body.  Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board.  The committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees.  However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

Stockholder Communications with the Board

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Adamis Pharmaceuticals Corporation, Attention:  Secretary, at our office in San Diego, California.  Communications will be forwarded to the intended director or directors.  If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Required Vote

Each director is elected by a plurality of the votes cast on the election of directors at a meeting at which a quorum is present.  As a result, assuming that a quorum is present at the Meeting, the nominees who receive the highest number of votes, up to the number of directors to be elected at the Meeting, will be elected.  Abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast and therefore will have no effect on the outcome of the vote on this proposal.  The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Board Recommendation:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF
INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General

Our Board of Directors has adopted, subject to stockholder approval, an amendment to our Restated Certificate of Incorporation (“Restated Certificate”) to increase the total number of our authorized shares of Common Stock from 100,000,000 to 200,000,000, which would also increase the total number of authorized shares of capital stock from 110,000000 to 210,000,000.  The proposed form of Certificate Amendment to our Restated Certificate is included as Annex A to this Proxy Statement (the “Certificate of Amendment”).  The current Restated Certificate also authorizes a total of 10,000,000 shares of preferred stock, and no amendment to that number is being proposed.

This Proposal 2 is a separate proposal from Proposal 3 discussed below which, if approved, would give the Board the authority to effect a reverse stock split if the Board determines to carry out a reverse stock split after the Meeting and before December 31, 2020.  If our stockholders approval this Proposal 2, we expect to file the Certificate of Amendment with the Delaware Secretary of State to increase the number of authorized shares of our Common Stock and capital stock as soon as reasonably practicable following stockholder approval, regardless of whether Proposal 3 regarding the reverse stock split proposal is approved.  On filing the Certificate of Amendment with the Delaware Secretary of State, Section D of Article IV of the Company’s Restated Certificate will be amended to provide as set forth in Annex A to this Proxy Statement.

If the Certificate Amendment is adopted, it will become effective upon filing of a Certificate of Amendment to our Restated Certificate with the Secretary of State of the State of Delaware. The additional Common Stock to be authorized by adoption of the Certificate Amendment would have rights identical to currently outstanding Common Stock.  Adoption of the Certificate of Amendment would not affect the rights of the holders of currently outstanding Common Stock.

Shares Currently Outstanding or Reserved

Our current Restated Certificate authorizes us to issue 100,000,000 shares of Common Stock.  As of Record Date, in addition to the 73,920,765 shares of Common Stock outstanding, the following shares of Common Stock were reserved for issuance as of such date: (i) 25,710,454 shares of Common Stock for issuance upon the exercise of outstanding options and warrants, other than the Warrants issued in February 2020 described below, and upon the vesting of outstanding restricted stock units.  In addition, there are 1,000,000 shares of Series B Preferred outstanding which will convert into 1,000,000 shares of Common Stock (the “Series B Conversion Shares”) following stockholder approval of Proposal 2 or 3 and the filing of the Certificate of Amendment or the Reverse Split Certificate of Amendment as described in Proposal 3 below.  As a result, as of Record Date, excluding the Series B Conversion Shares and excluding 8,700,000 shares of Common Stock issuable upon exercise of the Warrants described below when those Warrants become exercisable, we had approximately 368,781 unissued or unreserved shares of Common Stock that we may be authorized to issue under our Restated Certificate.

Reasons for the Proposed Increase in Authorized Shares of Common Stock

Provide for Shares Available for Future Issuance.  The principal purpose of the proposed amendment is to provide the Company with the ability and flexibility to issue shares of Common Stock in the future for such corporate purposes as the Board may consider advisable.  If this Proposal 2 is approved, then the additional authorized shares may be issued in the future for a variety of corporate purposes including, but not limited to: issuance of Warrant Shares upon exercise of the Warrants described below or upon conversion of outstanding shares of Series B Preferred; capital raising transactions involving equity or convertible debt securities; providing equity incentives to employees, directors, consultants or advisors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, technologies or products; stockholder rights plans; stock splits or stock dividends; or for other corporate purposes.  Such shares could be issued directly, or could be reserved for issuance and then issued pursuant to the exercise of warrants or options, or conversion of convertible securities that we may issue in the future.  Approval of this Proposal would also provide for authorized shares to be available to issue to eligible employees, directors or consultants under equity incentive plans, if the stockholders approve Proposal 4 described below.  Currently, the Company is at a competitive disadvantage in terms of retaining or attracting employees because it currently does not have sufficient authorized shares to provide equity incentives to employees, directors and eligible consultants through the grant of new equity awards.  Without an increase in our authorized shares of Common Stock (or approval of Proposal 3 and a reverse stock split), we would be materially or completely limited in our ability to use equity as a component of compensation to attract and retain key personnel under any future employee stock benefit plans, even if the stockholders approve Proposal 4 regarding the 2020 Equity Incentive Plan.

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If this Proposal 2 is approved, we will have the ability under our Restated Certificate to issue new shares of Common Stock up to the number of authorized shares set forth therein, without further vote of the stockholders of the Company except as required under Delaware corporate law or under the rules of Nasdaq or other securities exchange on which shares of Common Stock are then listed.  In the event that our Board determines to issue additional shares of Common Stock, it intends, in accordance with its fiduciary duties, to issue any such shares on terms that it considers to be in the best interests of the Company and our stockholders.  Our Board believes that these additional authorized shares will provide us with the needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.  With the exception of Warrant Shares that may become issuable in the future upon the exercise of the Warrants as described below, shares that will be issuable upon conversion of the Series B Preferred, and shares that may become issuable under our 2020 Equity Incentive Plan if Proposal No. 4 is approved by the stockholders, as of the date of this Proxy Statement we do not have any commitments, arrangements agreements or understandings to issue any of the authorized but unissued shares that would become available as a result of approval of this Proposal.   However, we may issue additional shares of Common Stock in the future, which would include the additional shares authorized by this Proposal, in connection with raising additional capital for the Company.  As we have previously disclosed in our filings with the SEC, the development of our business will require significant additional funding and continued operations depend on our ability to raise additional funding, which could occur through fundraising transactions that involve issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock, and approval of this Proposal would provide the shares that could be used in such transactions.  If Proposal 2 is approved, we may issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock from time to time in the future, including pursuant to our currently effective registration statements previously filed with the SEC or new registration statements that we may file in the future, and to the extent that we do so, the shareholdings of our existing stockholders will be diluted by such issuances.  We currently cannot estimate the number of shares of Common Stock that may be issued in the future in any such fundraising transaction, as the number of shares would depend on a number of factors including the trading price of the Common Stock at the time of any such financing, the amount of capital the Company is able to raise, the Company’s need for capital, the terms of any such transaction, and general market conditions.  In approving the proposed amendment to increase the authorized shares of Common Stock and the amount of the increase, our Board considered the number of authorized shares currently available for future issuance, our stock price and market capitalization as well as the above factors related to potential future corporate needs.

Provide Authorized Shares for Issuance Under Certain Warrants.  As the Company has previously announced, in February 2020, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement” ) with certain accredited institutional investors (the “Purchasers”) pursuant to which the Company issued to the Purchasers, in a registered direct offering and concurrent private placement, 11,600,000 shares of the Company’s Common Stock and warrants (the “Warrants” ) to purchase 8,700,000 shares of Common Stock (the “Warrant Shares”) with an exercise price of $0.70 per share.  The Warrants are exercisable commencing on the later of (i) six months from the date of issuance or (ii) the effective date of a “Capital Event.”   Under the transaction documents, a “Capital Event” is defined as the filing of an amendment to the Company’s certificate of incorporation (or similar charter documents) to either (i) increase the number of shares of Common Stock the Company is authorized to issue or (ii) effect a reverse split of the Common Stock, in either event sufficient to permit the exercise in full of the Warrants in accordance with their terms.  Under the transaction documents, the Company agreed to take all corporate action necessary to call a meeting of its stockholders, which is this Meeting, not later than six months after the closing date of the transaction, for the purpose of seeking stockholder approval to complete a Capital Event, and to recommend to the stockholders that the stockholders vote in favor of the Capital Event at the meeting and take all commercially reasonable action to solicit the approval of the stockholders for the Capital Event.  If the Capital Event is not approved at the initial such meeting, the Company agreed to call additional meetings of stockholders each four months thereafter to seek stockholder approval until the date that stockholder approval is obtained.  The Company also agreed that if the stockholders approve a Capital Event, the Company will promptly thereafter (and within the time period provided in the transaction documents) file an amendment to the Company’s Restated Certificate to effect the Capital Event.  The filing and effectiveness of the Certificate of Amendment if this Proposal is approved by the stockholders will constitute a Capital Event as defined the Purchase Agreement and Warrants.  Accordingly, we are recommending approval of this Proposal, among other reasons. pursuant to the terms of the transaction documents and in order to provide for sufficient authorized shares of Common Stock to be issued as Warrant Shares upon any future exercise of the Warrants.

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Effects of the Increase in Authorized Common Stock

The additional authorized shares would be part of the existing class of our Common Stock and would not affect the terms of our outstanding Common Stock or the rights of the holders of our Common Sstock.  The holders of Common Stock have no preemptive rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future.  Therefore, the proposed increase in authorized shares could result in the dilution of the ownership interests of existing stockholders.

Dilution. Except for a stock split or stock dividend, future issuances of shares of Common Stock will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could be dilutive to the Company’s existing stockholders and could also reduce stockholders’ equity on a per share basis.  The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of Common Stock.  In addition, the issuance or potential issuance of additional shares of common stock may have a depressive effect on the market price of our Common Stock.

Anti-Takeover.  The additional shares of Common Stock that would become available for issuance if this Proposal is adopted could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company).  These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or management of the Company or contemplating a tender offer or other transaction for the combination of the Company with another company).  For example, without further stockholder approval, our Board of Directors could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan.  The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.  The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Despite these possible anti-takeover effects, this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our Board of Directors currently aware of any such attempts directed at us).  Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

No Appraisal Rights.  Our stockholders are not entitled to dissenters’ or appraisal rights under Delaware corporate law with respect to the proposed amendment to our Restated Certificate to increase the authorized number of shares, and we will not independently provide the stockholders with any such right.

Stockholders are requested in this Proposal 2 to approve the Certificate of Amendment.  To approve the Certificate of Amendment, holders of a majority of the shares of Common Stock, voting as a separate class, and holders of a majority of the shares of Common Stock and Series B Preferred, voting together as a single class, outstanding on the Record Date and entitled to vote at the Meeting must vote “FOR” approval.  Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote “AGAINST” this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE
AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK.

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PROPOSAL NO. 3
AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

General

The Board has unanimously approved and adopted resolutions (1) declaring that submitting an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Restated Certificate”) to effect a reverse stock split of our issued and outstanding Common Stock (the “Reverse Stock Split”), was advisable and (2) directing that a proposal (the “reverse stock split proposal”) to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

The form of the proposed amendment to the Restated Certificate to effect the Reverse Stock Split will be substantially as set forth on Annex B (subject to any changes required by applicable law).  If approved by our stockholders, the reverse stock split proposal would permit, but would not require, the Board to effect a Reverse Stock Split of our issued and outstanding Common Stock at any time prior to December 31, 2020, by a ratio of not less than one-for-two and not more than one-for-fifteen, with the exact ratio to be set at a whole number within this range as determined by the Board in its sole discretion.  If the Company decided to proceed with a Reverse Stock Split, the amendment to our Restated Certificate to effect the Reverse Stock Split will include only the reverse split ratio determined by the Board, and all of the other possible different reverse stock split ratios will be abandoned.  The Reverse Stock Split, if effected, would affect all of our holders of Common Stock uniformly.  The following description of the proposed amendment is a summary and is subject to the full text of the proposed Certificate of Amendment to our Restated Certificate, which is attached to this Proxy Statement as Annex B (the “Reverse Split Certificate of Amendment”).

If stockholders approve this proposal, the Board in its discretion could determine to cause the Reverse Split Certificate of Amendment to be filed with the Delaware Secretary of State and effect the Reverse Stock Split before December 31, 2020.  The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Reverse Split Certificate of Amendment.  For example, should we regain compliance with the Nasdaq minimum bid price listing requirements, as discussed below, we could decide not to proceed with the Reverse Stock Split even if the reverse stock split proposal is approved by the stockholders.  No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split.  If a Reverse Split Certificate of Amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business before December 31, 2020, our Board will abandon the Reverse Stock Split.

In addition, the proposed Reverse Split Certificate of Amendment, which would amend our Restated Certificate and effect a Reverse Stock Split, will provide that the number of authorized shares of Common Stock will be 100,000,000, which is the number of shares of Common Stock currently authorized in our Restated Certificate and which would be a reduction from the 200,000,000 authorized shares of Common Stock under the Restated Certificate if Proposal 2 is approved.

Reasons for the Reverse Stock Split

For the reasons described below, among others, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

Meet Continued NASDAQ Listing Requirements.  Our Board approved the reverse stock split proposal with the primary intent of increasing the per share trading price of our Common Stock in order to meet the Nasdaq Capital Market’s price criteria for continued listing on that exchange.  Our Common Stock is publicly traded and listed on the Nasdaq Capital Market under the symbol “ADMP.”   On October 11, 2019, we received a notice from the Nasdaq Listing Qualifications Department of The NASDAQ Capital Market that, because the closing bid price of our Common Stock had been below $1.00 per share for 30 consecutive business days, we no longer complied with the minimum bid price requirement for continued listing on The Nasdaq Capital Market.  Nasdaq Listing Rule 5550(a)(2) (the “Rule” ) requires listed securities to maintain a minimum bid price of $1.00 per share, and Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days.  Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), we were provided an initial compliance period of 180 calendar days, or until April 8, 2020, to regain compliance with the minimum bid price requirement.  To regain compliance, the closing bid price of our Common Stock must have met or exceeded $1.00 per share for a minimum of 10 consecutive business days during the 180 calendar day grace period.  On April 14, 2020, we received a letter from Nasdaq notifying us that we had been granted an additional 180-day compliance period or until October 5, 2020, to regain compliance with the minimum $1.00 bid price per share requirement of the Rule.  The letter indicated that we did not regain compliance during the initial 180-day grace period provided under the Rule.  In accordance with NASDAQ Marketplace Rule 5810(c)(3)(A), Nasdaq staff determined that we were eligible for an additional 180-day period to regain compliance based on the Company meeting the continued listing requirement for the market value of publicly held shares and all other applicable requirements for initial listing on the Nasdaq Capital Market with the exception of the bid price requirement, and the Company’s having provided written notice of its intention to cure the deficiency during the second compliance period, including by effecting a reverse stock split if necessary.  The letter also indicated that if at any time before October 5, 2020, the bid price of our Common Stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, we will regain compliance with the Rule.  On April 21, 2020, we received a letter from Nasdaq notifying us that in light of the recent extraordinary market conditions, Nasdaq had determined to toll the compliance periods for bid price and market value of publicly held shares requirements, through June 30, 2020.  As a result, we were granted additional time, or until December 21, 2020, to regain compliance with the Rule.

If the Company does not meet the minimum bid requirement during the additional grace period, Nasdaq will provide written notification to the Company that its shares will be subject to delisting.  At such time, the Company may appeal the delisting determination to a Nasdaq Hearings Panel.  The Company would remain listed pending the Panel’s decision.  There can be no assurance that if the Company does appeal a subsequent delisting determination, that such appeal would be successful.

Any delisting from the Nasdaq Capital Market would likely result in further reductions in the market prices of our Common Stock, substantially limit the liquidity of our Common Stock, and materially adversely affect our ability to raise capital or pursue strategic restructuring, refinancing or other transactions on acceptable terms, or at all.  Delisting from Nasdaq could also have other negative results, including the potential loss of institutional investor interest, fewer business development opportunities, and the inability to raise additional required capital.  In addition, the SEC has adopted rules governing “penny stocks” that impose additional burdens on broker-dealers trading in stock priced at below $5.00 per share, unless listed on certain securities exchanges.  In the event of a delisting, we would attempt to take actions to restore our compliance with Nasdaq’s listing requirements, but we can provide no assurance that any such action taken by us would allow our Common Stock to become listed again, stabilize the market price or improve the liquidity of our Common Stock, prevent our Common Stock from dropping below the Nasdaq minimum bid price requirement or prevent future non-compliance with Nasdaq’s listing requirements.

Appeal to a Broader Range of Investors to Generate Greater Investor Interest in the Company.  In addition to regaining compliance with the Nasdaq minimum bid listing requirements, we also believe that the Reverse Stock Split and an increase in our stock price may make our Common Stock more attractive to a broader range of institutional and other investors.  Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers, which reduces the number of potential purchasers of our Common Stock.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically less attractive to brokers.  Investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks.  Moreover, we believe the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks.  Further, lower-priced stocks have a perception in the investment community as being more risky and speculative, which may negatively impact not only the price of our Common Stock, but also our market liquidity.

Provide Authorized Shares for Issuance Under Certain Warrants.  As the Company has previously announced and as described in Proposal 2 above, in February 2020, the Company entered into the Purchase Agreement with the Purchasers pursuant to which, among other things,  the Company issued to the Purchasers Warrants to purchase 8,700,000 Warrant Shares.  The Warrants are exercisable commencing on the later of (i) six months from the date of issuance or (ii) the effective date of a “Capital Event,” which is described in Proposal 2 above.  As described in Proposal 2 above, under the transaction documents, the Company agreed to take all corporate action necessary to call a meeting of its stockholders, which is this Meeting, not later than six months after the closing date of the February 2020 transaction, for the purpose of seeking stockholder approval to complete a Capital Event, and to recommend to the stockholders that the stockholders vote in favor of the Capital Event at the meeting and take all commercially reasonable action to solicit the approval of the stockholders for the Capital Event.  Because the Reverse Stock Split will result in a reduction of the total outstanding shares of Common Stock and shares reserved for issuance under outstanding options, restricted stock units, warrants and convertible securities, without a proportionate reduction in the number of authorized shares of Common Stock under the Restated Certificate, the Reverse Stock Split will result in an increase in the number of shares available for issuance in the future, including pursuant to the exercise of the Warrants.  Accordingly, we are recommending approval of the reverse stock split proposal, among other reasons, pursuant to the terms of the Purchase Agreement and Warrants and in order to provide for sufficient authorized shares of Common Stock to be issued as Warrant Shares upon any future exercise of the Warrants.

Criteria to be Used for Determining Reverse Stock Split Ratio

In determining which reverse stock split ratio to implement, if any, following receipt of stockholder approval of the amendment to our Restated Certificate to effect the Reverse Stock Split, the Board may consider, among other things, various factors, such as:

●	the historical and expected trading prices and trading volumes of our Common Stock;

●	the Nasdaq Capital Market Continued Listing Standards requirements;

●	the number of shares of our Common Stock outstanding;

●	the then-prevailing trading prices and trading volumes of our Common Stock and the expected impact of the Reverse Stock Split on the trading market for our Common Stock in the short- and long-term;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

We reserve the right to abandon a Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Reverse Split Certificate of Amendment, even if the authority to effect a Reverse Stock Split has been approved by our stockholders at the Meeting.  However, if the reverse stock split proposal is approved, we could effect the Reverse Stock Split at any time after the Meeting until December 31, 2020.  By voting in favor of a Reverse Stock Split, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, a reverse stock split if it should so decide, in its sole discretion, that such action is in the best interests of the stockholders.

Certain Risks Associated with a Reverse Stock Split

There are certain risks associated with a reverse stock split, and we cannot accurately predict or assure that the Reverse Stock Split will produce or maintain the desired results.  However, our Board believes that the benefits to the Company and our stockholders outweigh the risks and recommends that you vote in favor of the reverse stock split proposal.

We cannot assure you that the proposed Reverse Stock Split, if effected, will increase our stock price.  There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all of our outstanding Common Stock at the then market price) after the Reverse Stock Split) will be equal to or greater than the total market capitalization before the Reverse Stock Split, or that the per share market price of our Common Stock following the Reverse Stock Split will either equal or exceed the current per share market price.  At July 8, 2020, the closing sale price of our Common Stock on the Nasdaq Capital Market was $0.52 per share.  We expect that the Reverse Stock Split, if effected, will increase the per share trading price of our Common Stock.  However, we cannot assure you that the market price per share of our Common Stock after the Reverse Stock Split will rise or remain constant in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split.  The effect of the Reverse Stock Split on the per share trading price of our Common Stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively.  In many cases, the market price of a company’s shares declines after a reverse stock split, or the market price of a company’s shares immediately after a reverse stock split does not reflect a proportionate or mathematical adjustment to the market price based on the ratio of the reverse stock split.  Accordingly, the total market capitalization of our Common Stock and the Company after a Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split, and it is possible that a Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split, if we decide to proceed with the Reverse Stock Split, is intended, absent other factors, to increase the per share trading price of our Common Stock.  However, even if we implement the Reverse Stock Split, the per share trading price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split.  Other factors, such as our financial results, market conditions and the market perception of our business, may adversely affect the per share trading price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the benefits that we anticipate, that the per share trading price of our Common Stock will increase following the Reverse Stock Split or that the per share trading price of our Common Stock will not decrease in the future.  Although no assurances are possible concerning the trading price of our Common Stock if the Reverse Stock Split is effected or concerning future fluctuations in the market prices of our Common Stock after the Reverse Stock Split, based on such price, the Company’s intention in determining the reverse stock split ratio to be reflected in the Reverse Stock Split is that such ratio will result in minimum bid prices for our Common Stock immediately after the Reverse Stock Split exceeding the minimum bid price requirement for continued listing on The Nasdaq Capital Market, although whether the minimum bid price of our Common Stock continues to exceed the required minimum for a period of 30 consecutive trading days will depend in part on the ratio of the Reverse Stock Split and future fluctuations in the minimum bid price of our Common Stock.

The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.  The liquidity of our Common Stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase proportionately as a result of the Reverse Stock Split.  In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of Common Stock.  Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.  In addition, although we believe the Reverse Stock Split may enhance the marketability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to investors.  While our Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will attract certain types of investors, such as institutional investors or investment funds, and such share price may not satisfy the investing guidelines of institutional investors or investment funds.  As a result, the trading liquidity of our Common Stock may not improve as a result of a Reverse Stock Split and could be adversely affect by a higher per share price.  Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our Common Stock as described above.

A Reverse Stock Split may result in future dilution to our stockholders.  The Reverse Stock Split will reduce the number of outstanding shares of our Common Stock without a proportionate reduction in the number of shares of authorized but unissued Common Stock in our Restated Certificate, which will give the Company a larger number of authorized shares available to be issued in the future without further stockholder action, except as may be required by applicable laws or the rules of any stock exchange on which our Common Stock is listed.  The issuance of additional shares of our Common Stock may have a dilutive effect on the ownership of existing stockholders.

Even if the Reverse Stock Split is effected, we may not be able to satisfy all of the other requirements for continued listing our Common Stock on the NASDAQ Capital Market or other stock exchange.  As discussed above, the Board is submitting the Reverse Stock Split proposed to our stockholders for approval with the primary intent of increasing the market price and minimum bid prices of our Common Stock to regain and maintain compliance with the listing requirements of The NASDAQ Capital Market and to make our Common Stock more attractive to a broader range of institutional and other investors.  However, continued listing on such exchange requires compliance with a variety of other qualitative and quantitative listing standards.  Even if we effect the Reverse Stock Split, we may not be able to satisfy or maintain listing requirements on the NASDAQ Capital Market or any other stock exchange.  We cannot provide any assurances that we will be able to maintain a listing of the Common Stock on the NASDAQ Capital Market or any other stock exchange.

Potential Anti-Takeover Effect

A Reverse Stock Split would result in an increased proportion of unissued authorized shares to issued shares, which could have possible anti-takeover effects and could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in our control or management (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of us with another company).  These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely, or used to resist or frustrate a third-party transaction that is favored by a majority of the independent stockholders. For example, without further stockholder approval, our Board of Directors could (within the limits imposed by applicable law) strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor our then current Board, or the shares could be available for potential issuance pursuant to a shareholder rights plan.  The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board although perceived to be desirable by some stockholders.  The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  Despite these possible anti-takeover effects, this reverse stock split proposal has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt or any effort of which we are aware to accumulate our stock or to obtain control of our company by means of a merger, tender offer, solicitation in opposition to management or otherwise (nor is our Board of Directors currently aware of any such attempts directed at us).  Nevertheless, stockholders should be aware that approval of this proposal could facilitate future efforts by us to deter or prevent changes in our control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Procedure for Implementing the Reverse Stock Split

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by Adamis, will be the date and time set forth in the Reverse Split Certificate of Amendment that is filed with the Delaware Secretary of State.  If the reverse stock split proposal is approved and the Board determines to proceed with the Reverse Stock Split, the exact timing of the filing of the Reverse Split Certificate of Amendment will be determined by our Board.

If, at any time prior to the filing of the Reverse Split Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.  The Company reserves the right to abandon a reverse stock split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Reverse Split Certificate of Amendment to our Restated Certificate, even if the authority to effect the Reverse Stock Split has been approved by our stockholders at the Meeting.  By voting in favor of the reverse stock split proposal, you are expressly also authorizing the Board to delay, not to proceed with, and abandon, the Reverse Stock Split if it should so decide, in its sole discretion, that such action is in the best interests of the Company and its stockholders.

If a Reverse Stock Split is effected, then after the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act” ).  Our Common Stock will continue to be listed on the Nasdaq Capital Market under the symbol “ADMP” subject to any future change of listing of our securities, although it will be considered a new listing with a new CUSIP number.  The Reverse Stock Split is not intended to be, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, if implemented by the Board, each stockholder will own a reduced number of shares of Common Stock.   The Reverse Stock Split would be effected simultaneously for all shares of our Common Stock, and the exchange ratio would be the same for all shares of Common Stock.  The Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except with respect to the treatment of fractional shares.  The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of our Common Stock based on the reverse stock split ratio selected by our Board.

Voting rights and other rights of the holders of our Common Stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares.  The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding fractional shares).  If approved and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.  Our Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act.  The Reverse Stock Split would not affect our securities law reporting and disclosure obligations, and we would continue to be subject to the periodic reporting requirements of the Exchange Act.  The Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act or the listing of our Common Stock on the Nasdaq Capital Market.

Authorized Shares; Number of Shares of Common Stock Available for Future Issuance

The proposed amendment will not result in a proportionate reduction in the total number of shares of the Company’s Common Stock that the Company is authorized to issue under the Restated Certificate.  Accordingly, if this Proposal is approved and a Reverse Stock Split is effected, after the Reverse Stock Split we will have a larger number of authorized unissued shares relative to the number of outstanding shares of Common Stock, and we will have the ability under our Restated Certificate to issue new shares of Common Stock up to the number of authorized shares set forth therein, without further vote of the stockholders of the Company except as required under Delaware corporate law or under the rules of Nasdaq or other securities exchange on which shares of Common Stock of the Company are then listed.  If this Proposal 3 is approved and a Reverse Stock Split effected, then the additional authorized shares may be issued in the future for a variety of corporate purposes including, but not limited to: issuance of Warrant Shares upon exercise of the Warrants described above or upon conversion of outstanding shares of Series B Preferred; capital raising transactions involving equity or convertible debt securities; providing equity incentives to employees, directors, consultants or advisors; establishing strategic relationships with other companies; expanding our business through the acquisition of other businesses, technologies or products; stockholder rights plans; stock splits or stock dividends; or for other corporate purposes.  Such shares could be issued directly, or could be reserved for issuance and then issued pursuant to the exercise of warrants or options, or conversion of convertible securities that we may issue in the future.  If this Proposal is approved, a Reverse Stock Split, if effected, would also provide for authorized shares to be available to issue to eligible employees, directors or consultants under equity incentive plans, if the stockholders approve Proposal 4 described below.  In the event that our Board determines to issue additional shares of Common Stock, it intends, in accordance with its fiduciary duties, to issue any such shares on terms that it considers to be in the best interests of the Company and our stockholders.  Our Board believes that these additional authorized shares will provide us with the needed ability to issue shares in the future to take advantage of market conditions or favorable opportunities without the potential expense or delay incident to obtaining stockholder approval for a particular issuance.  With the exception of Warrant Shares that may become issuable in the future upon the exercise of the Warrants as described above, shares that will be issuable upon conversion of the Series B Preferred, and shares that may become issuable under our 2020 Equity Incentive Plan if Proposal No. 4 is approved by the stockholders, as of the date of this Proxy Statement we do not have any commitments, arrangements agreements or understandings to issue any of the authorized but unissued shares that would become available as a result of approval of this Proposal and the carrying out of a Reverse Stock Split.   However, we may issue additional shares of Common Stock in the future, which would include the shares authorized by this Proposal, in connection with raising additional capital for the Company.  As we have previously disclosed in our filings with the SEC, the development of our business will require significant additional funding and continued operations depend on our ability to raise additional funding, which could occur through fundraising transactions that involve issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock, and approval of this Proposal and the effectiveness of a Reverse Stock Split would provide shares that could be used in such transactions.  If this Proposal is approved and a Reverse Stock Split is effected, we may issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock from time to time in the future, including pursuant to our currently effective registration statements previously filed with the SEC or new registration statements that we may file in the future, and to the extent that we do so, the shareholdings of our existing stockholders will be diluted by such issuances.  We currently cannot estimate the number of shares of Common Stock that may be issued in the future in any such fundraising transaction, as the number of shares would depend on a number of factors including the trading price of the Common Stock at the time of any such financing, the amount of capital the Company is able to raise, the Company’s need for capital, the terms of any such transaction, and general market conditions.  Except for a stock split or stock dividend, future issuances of common shares will dilute the voting power and ownership of our existing stockholders and, depending on the amount of consideration received in connection with the issuance, could also reduce stockholders’ equity on a per share basis.  If the Board authorizes the issuance of additional shares after the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

The Reverse Stock Split will reduce the total number of outstanding shares of Common Stock by the exchange ratio determined by the Board in its discretion, and it will apply automatically to all shares of our Common Stock, including shares issuable upon the exercise or conversion of outstanding stock options, restricted stock units, warrants and convertible securities.  Under the Reverse Split Certificate of Amendment, if the Reverse Stock Split is effected, the number of authorized shares of Common Stock under the Restated Certificate would remain at 100,000,000 or, if Proposal No. 2 is approved and the the Certificate of Amendment filed, would be reduced from 200,000,000 to 100,000,000.  For illustrative purposes only, the following table contains approximate information, based on 73,920,765 shares of Common Stock outstanding as of the Record Date for the Meeting, that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Split Ratio	Total Authorized Common Stock	Common Stock Outstanding (1)	Common Stock Authorized and Reserved for Issuance (1)		Common Stock Authorized, but Unissued and Unreserved or Unallocated
As of June 23, 2020	100,000,000	73,920,765	25,710,454	(2)	368,781
1-for-5	100,000,000	14,784,153	7,082,090	(3)	78,133,757
1-for-10	100,000,000	7,392,077	3,541,045	(3)	89,066,878
1-for-15	100,000,000	4,928,051	2,360,696	(3)	92,711,253
(1)

Please note that between the date of this Proxy Statement and the date of the Meeting, we could engage in transactions involving the issuance of securities that would increase the number of issued or issuable shares from the numbers reflected in the above tables.  Does not reflect the impact of fractional shares.

(2)

Includes and based on, as of June 23, 2020: (i) 7,241,677 shares of Common Stock issuable upon exercise of outstanding stock options at a weighted average exercise price of $4.35 per share, (ii) 15,934,670 shares issuable upon the exercise of outstanding warrants (excluding the Warrants) at a weighted average exercise price of $1.50 per share; and (iii) 2,534,107 shares issuable upon the exercise of outstanding restricted stock units. Does not include (i) 1,000,000 pre-reverse split shares of Common Stock issuable upon conversion of 1,000,000 outstanding shares of the Company’s Series B Preferred, or (ii) 8,700,000 Warrant Shares issuable upon exercise of the Warrants.

(3)

Includes and gives effect to the 1,000,000 pre-reverse split shares of Common Stock issuable upon conversion of the 1,000,000 outstanding shares of Series B Preferred and 8,700,000 pre-reverse split Warrant Shares issuable upon exercise of the Warrants.  Do not include or give effect to any shares that may become authorized under the 2020 Equity Incentive Plan, if Proposal 4 is approved.

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board.

Effect on Par Value

The proposed amendments to our Restated Certificate will not affect the par value of our Common Stock or Preferred Stock, which will remain at $0.0001 per share.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the Board, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, restricted stock units, and convertible or exchangeable securities entitling the holders to acquire, purchase, exchange for, or convert into, shares of Common Stock, including without limitation any awards previously granted under our 2009 Equity Incentive Plan (the “2009 Plan”).  Additionally, the exercise prices of outstanding options and warrants, and the conversion price of our outstanding convertible securities, would increase, likewise in proportion to the reverse stock split ratio.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock or restricted stock unit awards will be similarly adjusted, subject to our treatment of fractional shares. If Proposal 4 to approve the 2020 Equity Incentive Plan is approved by the stockholders and the Reverse Stock Split is implemented, the number of shares available for issuance upon options and other awards granted under that plan will be proportionately decreased.

Effect on Preferred Stock

As of the date of this Proxy Statement, there were no issued or outstanding shares of our Series A, Series A-1 or Series A-2 Preferred Stock, there were outstanding warrants to purchase up to 1,183,432 shares of our Series A-1 Preferred Stock and/or Common Stock at an exercise price of $4.10 per share, and warrants to purchase up to 192,414 shares of our Series A-2 Preferred Stock and/or Common Stock at an exercise price of $2.90 per share, and there were 1,000,000 outstanding shares of Series B Preferred.  The Reverse Stock Split would not impact the number of authorized or outstanding shares of our preferred stock.  Under the certificates of designation of preferences, rights and limitations relating to the Series A-1 Preferred Stock and Series A-2 Preferred Stock that is issuable upon exercise of such warrants, each share of Series A-1 Preferred and Series A-2 Preferred is initially convertible into one share of Common Stock subject to the other provisions of the certificates of designation.  In the event that the Reverse Stock Split is effected, the conversion ratios of the Series A-1 Preferred, Series A-2 Preferred and Series B Preferred would be adjusted proportionately so that each share of such preferred stock was convertible into a proportionately smaller number of shares of Common Stock, based on the reverse stock split ratio reflected in the Reverse Stock Split.

Effect on Certificated Shares

If a Reverse Stock Split is implemented, our transfer agent will act as our exchange agent and assist holders of Common Stock in implementing the exchange of their certificates.  After the effective date of the Reverse Stock Split, stockholders holding shares in certificated form will be sent a transmittal letter by our transfer agent.  The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificates representing Common Stock (“Old Certificates”) to the transfer agent in exchange for either: (1) a certificate representing the appropriate number of shares of whole post-Reverse Stock Split Common Stock (“New Certificates” ); or (2) post-Reverse Stock Split shares of Common Stock in a book-entry form, evidenced by a transaction statement that will be sent to the stockholder’s address of record indicating the number of shares of post-Reverse Stock Split Common Stock the stockholder holds, in each case together with any payment of cash in lieu of fractional shares to which the stockholder is entitled.  No New Certificates will be issued to a stockholder until that stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No stockholder will be required to pay a transfer or other fee to exchange Old Certificates.  The letter of transmittal will contain instructions on how you may obtain New Certificates if your Old Certificates have been lost.  If you have lost your certificates, you will have to pay any surety premium and the service fee required by our transfer agent.

Until surrendered, at and after the Effective Time we will deem outstanding Old Certificates held by stockholders to represent the number of whole shares to which these stockholders are entitled resulting from the Reverse Stock Split, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will be exchanged for New Certificates or post-Reverse Stock Split shares of Common Stock in book-entry form.  Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent.   If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

Stockholders should not destroy any stock certificates and should not submit any certificates until requested to do so by the transfer agent.  Shortly after the reverse stock split the transfer agent will provide registered stockholders with instructions and a letter of transmittal for converting Old Certificates into New Certificates or shares in book-entry form.  Stockholders are encouraged to promptly surrender Old Certificates to the transfer agent (acting as exchange agent in connection with the reverse stock split) in order to avoid having shares become subject to escheat laws.

Shares Held in Book-Entry or Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our Common Stock electronically in a book-entry form with our transfer agent, American Stock Transfer & Trust Company, LLC, then you may not have stock certificates evidencing your ownership of Common Stock, and you do not need to take any action to receive your post-Reverse Stock Split shares of our Common Stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable.  If you are entitled to post-Reverse Stock Split shares of our Common Stock, a transaction statement will be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our Common Stock you hold.  In addition, if you are a stockholder of record and entitled to a payment of cash in lieu of fractional shares, a check will be mailed to you at your registered address as soon as practicable after the Effective Time.

With respect to stockholders holding shares in “street name” (that is, through a broker, bank, custodian or other nominee holder of record), banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split.  Stockholders of record who otherwise would be entitled to receive fractional shares, after aggregating all fractional shares held by the stockholder, will be entitled to an amount in cash (without interest or deduction) equal to the fraction of one share to which such stockholder would otherwise be entitled multiplied by the product of:  (i) the average of the closing prices of our Common Stock on the Nasdaq Capital Market for the trading day immediately preceding the effective date of the reverse stock split and (ii) the reverse split ratio chosen by the Board.  Except for the right to receive the cash payment in lieu of fractional shares, stockholders will not have any voting, dividend or other rights with respect to the fractional shares they would otherwise be entitled to receive.

Stockholders of record who are entitled to receive fractional share payments will not be entitled to receive interest for the period of time between the Effective Time and the date payment is made for their fractional share interest.  You should also be aware that, under the escheat laws of certain jurisdictions, sums due for fractional interests that are not timely claimed after the funds are made available may be required to be paid to the designated agent for each such jurisdiction.  Thereafter, stockholders otherwise entitled to receive such funds may have to obtain the funds directly from the state to which they were paid.

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW.  YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

Accounting Matters

The proposed amendment to the Company’s Restated Certificate will not affect the par value of our Common Stock per share, which will remain $0.0001 par value per share.  As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our Common Stock, which consists of the par value per share of our Common Stock multiplied by the aggregate number of shares of our Common Stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split and the reduction in the shares of Common Stock outstanding, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain unchanged.

Additionally, net income or loss per share for all periods would increase proportionately as a result of a reverse stock split since there would be a lower number of shares outstanding.  We do not anticipate that any other material accounting consequences would arise as a result of a reverse stock split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split to the Company and to stockholders that hold shares of Common Stock as capital assets for U.S. federal income tax purposes.  This discussion is based upon provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code” ), the Treasury regulations promulgated under the Code, and U.S. administrative rulings and court decisions, all as in effect on the date hereof and all of which are subject to change, possibly with retroactive effect, and differing interpretations.  Changes in these authorities may cause the U.S. federal income tax consequences of the Reverse Stock Split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non–U.S. persons for U.S. federal income tax purposes, certain former citizens or long–term residents of the United States, insurance companies, tax–exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons that are partnerships or other pass-through entities for U.S. federal income tax purposes, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.  If a partnership or other entity classified as a partnership for U.S. federal income tax purposes holds shares of Common Stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership.  If you are a partner in a partnership holding shares of the Company’s Common Stock, you should consult your tax advisor regarding the tax consequences of the Reverse Stock Split.

The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (“IRS” ) regarding the federal income tax consequences of the Reverse Stock Split.  The state and local tax consequences of the Reverse Stock Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides.  This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is:  (1) an individual citizen or resident of the United States; (2) an entity which is classified for U.S. federal tax purposes as a corporation (as defined in the Code) which has been created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) an entity or arrangement which is classified for U.S. federal tax purposes as a trust (as defined in the Code), if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated for U.S. federal income tax purposes as a “recapitalization” (within the meaning of Section 368(a)(1)(E) of the Code).  As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below.  A U.S. Holder’s aggregate tax basis in the shares of our Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our Common Stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our Common Stock), and such U.S. Holder’s holding period in the shares of our Common Stock received should include the holding period in the shares of our Common Stock surrendered.  Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split.  Holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share.  Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our Common Stock surrendered exceeded one year at the Effective Time.  A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock and who recognizes a loss for U.S. federal tax purposes should consult with their tax advisors regarding any applicable limitations under the U.S. tax law on such U.S. Holder’s ability to utilize that loss for U.S. federal income tax purposes.  The deductibility of net capital losses by individuals and corporations is subject to limitations. For example, if such a U.S. Holder acquires other shares of our Common Stock within the period beginning 30 days prior to and ending 30 days after the date of such U.S. Holder’s sale of such fractional shares, such taxable loss may be subject to limitation pursuant to Section 1091 of the Code (the so-called “wash sale” rules).

The foregoing discussion is not intended to be, nor should it be construed to be, legal or tax advice to any particular stockholder.  Nor does this discussion bind the Internal Revenue Service or any court.  Moreover, this summary is not a complete analysis of all potential U.S. federal income tax consequences and does not address any non-income, foreign, state or local tax consequences.  Accordingly, you are urged to consult your own tax advisors about the application of the U.S. federal income tax laws to your particular situation and applicable non-income, state, local and foreign tax consequences.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split described in this proposal, if it is implemented, and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split proposal that is not shared by all of our other stockholders.

Vote Required

To adopt and approve the amendment to our Restated Certificate to effect the Reverse Stock Split, holders of a majority of the shares of Common Stock, voting as a separate class, and holders of a majority of the shares of Common Stock and Series B Preferred, voting together as a single class, outstanding on the Record Date and entitled to vote at the Meeting must vote “FOR” approval.  Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum and, if a quorum is present, will have the same practical effect as a vote “AGAINST” this proposal.

Recommendation of the Board of Directors:

The Board recommends a vote FOR Proposal 3 to grant the Board the discretionary authority to effect a reverse stock split.

PROPOSAL NO. 4
APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve the 2020 Equity Incentive Plan (the “Plan”).  The Board approved the Plan on June 18, 2020, subject to stockholder approval.  A copy of the Plan, as proposed, is attached hereto as Annex C.  The Plan will become effective upon stockholder approval.

Reasons for Seeking Stockholder Approval

Ability to Continue to Grant Equity Awards Under Stockholder Approved Plan.  The Plan is intended as a successor to the Company’s 2009 Equity Incentive Plan (the “Prior Plan” or the “2009 Plan” ), which terminated in February 2019.  The Company is proposing the approval of the Plan in order to provide for a pool of shares to be available to make equity awards to current and future employees, directors and eligible consultants, in order to provide them with equity incentives in amounts that the Company and the Board deem desirable.

The Board believes that equity-based compensation is an important part of the Company’s compensation program.  Currently, the Company is at a competitive disadvantage in terms of retaining or attracting employees because it currently does not have sufficient authorized shares to provide equity incentives to employees, directors and eligible consultants through the grant of new equity awards.  We rely significantly on equity incentives in the form of stock awards to attract and retain key employees, and to attract and retain qualified directors.  The life sciences and pharmaceuticals industries are highly competitive, and our future success is dependent upon our ability to attract and retain employees with the expertise to enable us to achieve our goals.  The Company does not offer retirement plan or deferred compensation plans generally to employees that would require additional cash capital resources to fund.  Without approval of the Plan, we would be materially or completely limited in our ability to use equity as a component of compensation to attract and retain key personnel.  Continuing to operate without an equity incentive plan could make it difficult to attract new employees, as well as retain current employees.  The approval of the Plan will allow us to grant stock options and other awards at levels determined to be appropriate by the Board or other administrator of the Plan in order to help secure and retain the services of current and new employees and eligible consultants, and to provide incentives for such persons to exert efforts for our success.

Stockholder approval of the Plan is necessary in order for us to meet the stockholder approval requirements of the Nasdaq Stock Market that (with certain exceptions) require stockholder approval of equity plans or other equity compensation arrangements, to grant incentive stock options under the Plan, and to be able to grant options and other awards to directors, employees and qualified consultants.  If the stockholders do not approve the Plan, then the Company will not be able to make new awards under a stockholder-approved plan, which we believe would adversely affect our ability to provide equity-based compensation to help attract new employees and directors, as well as adversely affect our ability to incentivize and retain our existing personnel.

Certain Plan Features.  The Plan includes certain provisions that are designed to protect our stockholders’ interests, including the following:

Minimum Common Stock Price Before Initial Awards May be Made Under the Plan.  The Board believes that there is a current need for a pool of shares to be available under a stockholder-approved plan in order to help secure and retain the services of current and new employees and other eligible Plan participants.  However, the Board recognizes that equity awards dilute existing stockholders.  With the goal that awards under the Plan will be made only after the market price of the Company’s Common Stock significantly increases from its levels as of the date of this Proxy Statement, the Plan includes a provision that no Award may be granted, issued or made under the Plan until such time as the fair market value of the Common Stock, which is generally the closing sales price of the Common Stock on the principal stock market on which the Common Stock is traded, has been equal to or greater than $3.00 per share (subject to proportionate adjustment for stock splits, reverse stock splits, and similar events) for at least ten consecutive trading days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the fair market value of the Common Stock.

Awards Subject to Forfeiture/clawback.  Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

No Discounted Stock Options or Stock Appreciation Rights.  All stock options and stock appreciation rights granted under the Plan must have an exercise or strike price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

Material Amendments Require Stockholder Approval.  The Plan requires stockholder approval of certain material amendments to the Plan, as described below.

Summary of the 2020 Equity Incentive Plan

The material features of the Plan are summarized below.  Please note that the description of the Plan is qualified in its entirety by reference to the copy of the Plan attached hereto as Annex C.

Share amounts below do not reflect the impact of the proposed Reverse Stock Split, and will be proportionately adjusted to give effect to any Reverse Stock Split.

Stock Awards.  The Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, or collectively, stock awards.  In addition, the Plan provides for the grant of cash awards.  Incentive stock options may be granted only to employees.  All other awards may be granted to employees, including officers, non-employee directors, and eligible consultants.

Share Reserve.  The aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the Plan (the “Share Reserve”) will be 2,000,000 shares from the effective date of the Plan.  If Proposal 3 to approve the reverse stock split proposal is approved and a Reverse Stock Split is implemented, then the number of shares included in the Share Reserve would be proportionately decreased.  The number of shares of Common Stock reserved for issuance will automatically increase on January 1 of each calendar year during the term of the Plan, commencing January 1, 2021, by five percent (5.0%) of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year.  Notwithstanding the foregoing, the Board may act prior to the start of a calendar year for which an increase applies to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.  Based on the number of shares of Common Stock outstanding on the Record Date, the number of shares in the Share Reserve would be increased by an additional approximately 3,696,038 shares effective January 1, 2021. Under the Plan, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the Plan is equal to 80,000,000 shares plus, to the extent allowable under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code” ), any shares that become available for issuance under the Plan pursuant to the annual increase in the Share Reserve as described above.

If a stock award granted under the Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Common Stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Plan.  In addition, the following types of shares under the Plan may become available for the grant of new stock awards under the Plan:  (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares subject to stock awards that are settled in cash; (c) shares withheld to satisfy income or employment withholding taxes; (d) shares used to pay the exercise or purchase price of an award; and (e) shares that are cancelled pursuant to an exchange or repricing program.  Shares issued under the Plan may be previously unissued shares or reacquired shares, including shares bought on the open market.

Administration.  The board of directors, or a duly authorized committee thereof, has the authority to administer the Plan.  The board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of Common Stock to be subject to such stock awards, subject to overall limitations established by the Board.  Subject to the terms of the Plan, the board of directors or the authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award.  Our compensation committee currently acts as the plan administrator.  Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under the Plan.  Subject to the terms of the Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, adjust or accelerate the vesting of outstanding awards, or take any other action that is treated as a repricing under U.S. generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options.  ISOs and NSOs are granted and reflected pursuant to stock option agreements approved by the plan administrator.  The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant.  Options granted under the Plan vest at the rate specified by the plan administrator.  The plan administrator determines the term of stock options granted under the Plan, up to a maximum of ten years.  Under the Plan, the plan administrator determines the vesting of options or other awards upon a holder’s termination of continuous service to the Company (other than for “Cause,” as defined in the Plan), including without Cause or by reason of death or disability.  Except as otherwise provided in the applicable option agreement or any other written agreement between an award holder and the Company, under the Plan, if an option holder’s continuous service to the Company or any of its affiliates terminates other than for “Cause,” as defined in the Plan, or other than as a result of the option holder’s Disability (as defined in the Plan) or death, then an option may generally be exercised, to the extent that the holder was entitled to exercise such option as of the date of termination of continuous service (or as set forth in the award agreement or other written agreement between the holder and the Company relating to the option), for three months following the termination of continuous service or such longer or shorter period as is specified in the applicable award agreement.  The option term may be extended in the event that exercise of the option following such a termination of service would violate the registration requirements of the Securities Act of 1933, as amended.  If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise options for a period of 12 months in the event of disability and 18 months in the event of death.  In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause.  In no event may an option be exercised beyond the expiration of its term.With respect to restricted stock awards and restricted stock unit awards, the plan administrator may impose such restrictions or conditions to the vesting of a restricted stock unit award as it, in its sole discretion, deems appropriate, and unless otherwise provided in the applicable award agreement, upon a participant’s termination of continuous service, the portion of the restricted stock unit award that has not vested will be forfeited.  The Plan generally defines continuous service as meaning that a participant’s service with the Company or an affiliate of the Company, whether as an employee, director or consultant, is not interrupted or terminated.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash, check, bank draft or money order, (b) a broker-assisted cashless exercise, (c) the tender of shares of Common Stock previously owned by the optionee, (d) a net exercise of the option, and (e) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order.  An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

Tax Limitations on Incentive Stock Options.  The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000.  Options or portions thereof that exceed such limit will generally be treated as NSOs.  No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Automatic Option Grant Program for Non-Employee Directors.  Under the provisions of the Plan relating to non-employee directors, each person who becomes a non-employee director will automatically receive an initial grant of a nonstatutory option to purchase 50,000 shares of Common Stock upon such person’s election or appointment.  These initial grants will vest in equal monthly installments over a period of three years from the grant date.  In addition, any person who is a non-employee director immediately after the annual meeting of our stockholders automatically will be granted, on the first business day after the annual meeting date, a nonstatutory option to purchase 30,000 shares of Common Stock, or the annual grant.  These annual grants will vest in equal monthly installments over one year from the grant date as long as the non-employee director remains a director, consultant or employee of the Company.  In the event of certain corporate transactions, including change in control transactions, the vesting of options held by non-employee directors whose service has not terminated generally will be accelerated in full.  If the director ceases to serve as a director as a result of the transaction, or ceases to service as a director for other reasons, the director will have 12 months from the date of cessation of service within which to exercise the option.  Under the Plan, the Board has, and will retain, the discretion to make additional equity awards to non-employee directors, independent of the automatic grant provisions of the Plan.

Restricted Stock Awards.  Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator.  Restricted stock awards may be granted in consideration for:  (a) cash, check, bank draft or money order, (b) past or future services rendered to us or our affiliates, or (c) any other form of legal consideration approved by the plan administrator.  Shares of Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator.  Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator.  Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards.  Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator.  Restricted stock unit awards may be granted in consideration for any form of legal consideration acceptable to our board of directors.  A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement.  Additionally, dividend equivalents may be credited in respect to shares covered by a restricted stock unit award.  Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights.  Stock appreciation rights are granted pursuant to stock appreciation right grant agreements adopted by the plan administrator.  The plan administrator determines the strike price for a stock appreciation right which cannot be less than 100% of the fair market value of the Common Stock on the date of grant.  Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of the Common Stock on the date of exercise over the strike price, multiplied by (b) the number of shares of Common Stock with respect to which the stock appreciation right is exercised.  The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of Common Stock, in cash, or in any combination of the two or in any other form of consideration, as determined by the plan administrator and contained in the stock appreciation right agreement.  A stock appreciation right granted under the Plan vests at the rate specified in the stock appreciation right agreement, as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Plan up to a maximum of ten years.  Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, the participant may generally exercise any vested stock appreciation right for a period of three months (or such longer or shorter period specified in the stock appreciation right agreement) following the cessation of service.  In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause.  In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.   The Plan permits the grant of performance-based stock awards.  Awards granted under the Plan are not eligible to qualify as performance-based compensation that is exempt from the $1,000,000 limitation on the deductibility of compensation paid to a covered employee imposed by Section 162(m) of the Code, which exemption was repealed as part of the Tax Cuts and Jobs Act of 2017 (the “TCJA” ).  Accordingly, all awards granted under the Plan will be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered employee imposed by Section 162(m) of the Code.  Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period.  A performance stock award may require the completion of a specific period of continuous service.  The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the compensation committee.  In addition, to the extent permitted by applicable law and the applicable award agreement, the plan administrator may determine that cash may be used in payment of performance stock awards.

In granting a performance award, the compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals or criteria, will be measured, and the Board or the compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Plan.  Under the Plan, performance goals may be based on one or more of the following criteria:  earnings (including earnings per share and net earnings); earnings before interest, taxes, and depreciation; earnings before interest, taxes, depreciation, and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; implementation or completion of projects or processes; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of Device Master File(s) and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of our products and services (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers, suppliers and other services providers of the our products and services); co-development, co-marketing, profit sharing, joint venture, or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by our board of directors or any committee thereof.  The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.  Unless specified otherwise in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows:  to exclude restructuring or other nonrecurring charges; to exclude exchange rate effects; to exclude the effects of changes to generally accepted accounting principles; to exclude the effects of any statutory adjustments to corporate tax rates; to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; to exclude the dilutive effects of acquisitions or joint ventures; to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; to exclude the effect of any change in the outstanding shares of our Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and to exclude the effect of any other unusual, nonrecurring gain or loss or other extraordinary item.  In addition, we retain the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of the goals.  The performance goals may differ from participant to participant and from award to award.

Other Stock Awards.  The plan administrator may grant other awards based in whole or in part by reference to, or otherwise based on, Common Stock.  The plan administrator will set the number of shares under the award and all other terms and conditions of such awards.

Cash Awards.  A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.  Cash awards may be granted with value and payment contingent upon the achievement of performance goals or criteria.

Capitalization Adjustments; Changes to Capital Structure.  In the event that there is a specified type of change in our capital structure, such as a stock split or reverse stock split, appropriate capitalization adjustments will be made to (a) the number of shares subject to the Plan, (b) the maximum number of shares that may be issued pursuant to the exercise of ISOs, and (c) the number of shares and price per share of stock subject to outstanding stock awards.

Corporate Transactions.  In the event of certain specified significant corporate transactions as defined in the Plan, including a change in ownership or effective control of the Company or a change in the ownership of a substantial part of the assets of the Company as defined within the meaning of Section 409A of the Code, the plan administrator has the discretion to take any of the following actions with respect to stock awards:  arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring entity or parent company; arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company; accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction; arrange for the lapse of any reacquisition or repurchase right held by us; cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our board of directors may deem appropriate; or make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award.  The plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.  The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a corporate transaction.  Except as may otherwise be stated in a particular award agreement, in the event of a corporate transaction, the vesting and exercisability provisions of stock awards will be accelerated in full, and if the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then such awards will be terminated if not exercised prior to the effective date of the corporate transaction.

Under the Plan, a corporate transaction is defined generally as (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, or (4) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date the Plan is adopted (the “incumbent board” ), or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Potential Recoupment of Awards. Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that we adopt or are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the administrator of the Plan may impose other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of events described in such policy.

Term. The Plan will become effective on the date that it is approved by the stockholders. Unless sooner terminated by the Board, the Plan will terminate on the day before the 10th anniversary of the date that the Plan is approved by the Board and by the stockholders, whichever is earlier. In addition, notwithstanding the effectiveness of the Plan, no Award may be granted, issued or made under the Plan until such time as the fair market value of the Common Stock has been equal to or greater than $3.00 per share for at least ten consecutive trading days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the fair market value of the Common Stock.

Amendment and Termination. The Board may at any time amend the Plan in any respect that it deems necessary or advisable, subject to the limitations, if any, of applicable law. However, except as provided with respect to capitalization adjustments, stockholder approval shall be required for any amendment of the Plan that either (a) materially increases the number of shares of Common Stock available for issuance under the Plan, (b) materially expands the class of individuals eligible to receive awards under the Plan, (c) materially increases the benefits accruing to participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (d) materially extends the term of the Plan, or (e) expands the types of awards available for issuance under the Plan, but in each of the foregoing instances only to the extent required by applicable law or listing requirements. Except as provided above, rights under any award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the affected participant, and (b) such participant consents in writing.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options. Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options. The Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be a long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards. Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights. Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise. If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Units. Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares. If a restricted stock unit award is subject to Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.

Section 162 Limitations. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) for such person in any one year. Prior to the TCJA, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation. As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated effective for taxable years beginning after December 31, 2017; in addition, the definition of covered employees was expanded to generally include all named executive officers. For grants under the Plan, we will not be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.

Section 409A. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the participant for failure to comply with Section 409A. Section 409A does not apply to incentive stock options, non-statutory stock options that have an exercise price that is at least equal to the grant date fair market value and that meet certain other requirements, restricted stock and restricted stock unit type awards provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, no features defer the recognition of income beyond the exercise date, and certain other requirements are satisfied.

New Plan Benefits

The amount, if any, of equity compensation that may be awarded to officers, directors, employees and consultants following stockholder approval of this Proposal is determined from time to time by the administrator of the Plan. As of the date of this Proxy Statement, there has been no determination by the plan administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. As described elsewhere in this Proxy Statement, under the Plan our non-employee directors are eligible to receive annual automatic equity awards, currently a stock option to purchase 50,000 shares of Common Stock when a person first join the Board, and a stock option each year to purchase 30,000 shares of Common Stock, under our directors compensation policy, as described under the heading “Executive Compensation - Compensation of Directors.”

As of March 31, 2020, 7,475,358 shares were subject to outstanding stock options awards under the Prior Plan with a weighted average exercise price of $4.38 per share and a weighted average remaining life of 5.89 years and 2,722,584 shares were issuable upon the vesting in the future of outstanding restricted stock units granted under the Prior Plan.

The following table summarizes certain information regarding the annual burn rates for 2018, 2018 and 2019.  Our annual burn rate is defined as the number of options and restricted stock units granted under the Company’s equity incentive plans, less cancellations and other shares returned to the reserves, divided by the average number of shares and share equivalents outstanding during the year. The Company has calculated the annualized burn rate for options and other awards granted under the Prior Plan for 2017, 2018 and 2019 (the Prior Plan terminated in 2019 and no awards were made in 2020), as set forth in the following table:

	Year ended	Year ended	Year ended
	12/31/2019	12/31/2018	12/31/2017	Average
Options Granted	90,000	2,905,789	2,696,750
RSU Granted	2,386,335	342,212	950,000
Shares canceled, terminated, forfeited	(1,750,856)	(330,116)	(282,163)
Net Shares	725,479	2,917,885	3,364,587	2,335,984
Weighted Average Common Shares Outstanding	53,263,918	39,085,490	28,349,368	40,232,925
	1.4%	7.5%	11.9%	6.9%

The following table sets forth information about awards granted under the Prior Plan during the year ended December 31, 2018 and 2019, to our named executive officers, all current executive officers as a group (five people), all persons who served as non-employee directors at any time during fiscal 2019, as a group (a total of five people) and all current non-executive officer employees and consultants as a group. On July 8, 2020, the last reported sales price of our Common Stock on NASDAQ was $0.52.

NAME	Weighted Average Exercise Price of Stock Option Awards ($)	Number of Shares Subject to Stock Option Awards	Restricted Stock Units
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
Fiscal 2018	$2.83	166,934	83,467
Fiscal 2019	—	—	347,165
David J. Marguglio
Senior Vice President and Chief Business Officer
Fiscal 2018	$2.83	133,547	66,773
Fiscal 2019	—	—	277,732
Robert O. Hopkins
Senior Vice President, Finance and Chief Financial Officer
Fiscal 2018	$2.83	133,547	66,773
Fiscal 2019	—	—	277,732
Karen K. Daniels
Vice President of Operations
Fiscal 2018	$2.83	83,467	41,733
Fiscal 2019	—	—	173,583
Ronald B. Moss, M.D.
Chief Medical Officer
Fiscal 2018	$2.83	83,467	41,733
Fiscal 2019	—	—	277,732
Executive Officers (five people)
Fiscal 2018	$2.83	600,962	300,479
Fiscal 2019	—	0	1,353,944
Non-Employee Directors (five people)
Fiscal 2018	$4.28	90,000	—
Fiscal 2019	$3.13	90,000	—
Non-Executive Officer Employees as a Group (approximately 81 people)
Fiscal 2018	$2.98	2,214,827	41,733
Fiscal 2019	—	—	1,032,391

In the years ended December 31, 2018 and 2019, and in the three months ended March 31, 2020, the Company made equity awards under its existing equity incentive plans covering approximately 3,248,001, 2,476,335 and 0 shares, respectively, which includes new-hire awards, awards to consultants and awards to non-employee directors as well as awards to existing officers and employees. The following table includes information regarding awards outstanding under the Prior Plan and the percentage that such numbers represent as a percentage of the fully-diluted outstanding shares, in each case as of March 31, 2020.

2009 Equity Incentive Plan (the “Prior Plan” )	Number of Shares (2)	As a % of Fully-Diluted Shares Outstanding at March 31, 2020 (1)(2)
Options outstanding	7,475,358	8.9%
Weighted average exercise price of outstanding options	$4.38
Weighted average remaining term of outstanding options	5.89 years
Restricted stock units outstanding	2,722,584	3.2%

(1)

Based on 73,732,288 shares of our Common Stock outstanding as of March 31, 2020. Determined on a fully diluted basis, meaning the total shares outstanding includes shares issuable pursuant to outstanding awards under the Prior Plan.

(2)	Excludes the increase in the Share Reserve under the proposed 2020 Equity Incentive Plan.

Interest of Certain Persons in Matters to Be Acted Upon

Each of our current directors, executive officers and employees is eligible to receive awards under the Plan. If the Plan is approved, such persons would potentially benefit from being able to receive awards under the Plan. The administrator has the discretion to determine which eligible persons will receive awards under the Plan. As a result, future participation in the Plan by executive officers, directors and other employees is not determinable.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the votes cast with respect to the proposal at the Meeting. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 5
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act” ), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At our 2019 Annual Meeting of Stockholders, a majority of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the 2020 Annual Meeting of Stockholders and will continue to conduct an advisory vote on the compensation of our named executive officers annually until our next say-on-frequency vote.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the votes cast with respect to the proposal either in person or represented by proxy at the Meeting. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 6
RATIFICATION OF THE SELECTION OF BDO USA, LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE YEAR ENDING DECEMBER 31, 2020

The Audit Committee has selected the independent registered public accounting firm of BDO USA, LLP, or “BDO,” for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending December 31, 2020. Neither the firm nor any of its members has any direct or indirect financial interest in Adamis.

On June 18, 2020, the Company dismissed Mayer Hoffman McCann P.C. (“MHM”) as the Company’s independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company approved the decision to dismiss MHM.  On the same day, the Audit Committee appointed BDO as the Company’s new independent registered public accounting firm for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending December 31, 2020.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of BDO as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain BDO or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Adamis and our stockholders. A formal statement by representatives of BDO is not planned for the Meeting. However, representatives of BDO are expected to be present at the virtual Meeting and will be available to respond to appropriate questions by stockholders.

During the two fiscal years ended December 31, 2019, and the subsequent interim periods through June 18, 2020, there were no: (1) disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of MHM on the Company’s financial statements as of and for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports included an explanatory paragraph noting that the Company has incurred recurring losses from operations and is dependent on additional financing to fund operations, and that such conditions raise substantial doubt about the Company’s ability to continue as a going concern.

We provided MHM with a copy of the disclosures that we made in a Current Report on Form 8-K prior to the time the Report was filed with the SEC.  We requested that MHM furnish a letter addressed to the SEC stating whether or not it agrees with the statements made therein. A copy of MHM’s letter dated June 19, 2020, was attached as Exhibit 16.1 to the Report.

During the fiscal years ended December 31, 2019 and 2018, and during all subsequent interim periods through June 18, 2020, neither the Company nor anyone on its behalf consulted with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and in each case where a written report or oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a “disagreement” with its former auditors within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” within the meaning of Item 304(a)(1)(v) Regulation S-K.

Audit Fees

The following table sets forth fees billed to us by MHM, our independent registered public accounting firm during the years ended December 31, 2019 and 2018 for: (i) services rendered for the audit of our annual financial statements, review of our quarterly financial statements, and other services normally provided in connection with statutory and regulatory filing requirements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Fiscal 2019	Fiscal 2018
Audit Fees (1)	$449,615	$388,500
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	449,615	388,500

(1)

Includes fees associated with the annual audit of our financial statements and internal control over financial reporting, the review of our interim financial statements, and for services normally provided in connection with statutory and regulatory filing requirements, including fees associated with review of registration statements and providing consents and comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee approves in advance all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically reviews and revises the list of pre-approved services. The Audit Committee delegates certain pre-approval authority to its chairperson, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees reported in the table above under the headings Audit Fees and Audit-Related Fees, and Tax Fees and All Other Fees (of which there were none), for the years ended December 31, 2019 and 2018 were approved by the Audit Committee before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

MHM has advised the Company that substantially all MHM’s personnel, who work under the control of MHM’s shareholders, are employees of wholly-owned subsidiaries of CBIZ, Inc., which provides personnel and various services to MHM in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2019 and 2018, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the votes cast with respect to the proposal either in person or represented by proxy at the Meeting. Abstentions will not be treated as votes cast in favor of or against the proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management Adamis’ audited financial statements for the fiscal year ended December 31, 2019, including the internal controls over financial reporting. The Audit Committee also reviewed and discussed with our independent registered public accounting firm with respect to such financial statements those matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees (formerly Auditing Standard 16), issued by the Public Company Accounting Oversight Board. Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to Adamis and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Adamis is compatible with maintaining such independent registered public accounting firm’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that Adamis’ audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Audit Committee

Richard C. Williams, Chair
Roshawn A. Blunt
Howard C. Birndorf

Mr. Birndorf is a current member of the Audit Committee but the relevant review and discussions of the Audit Committee described above took place before his appointment to the committee. In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the Securities and Exchange Commission’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

PROPOSAL 7:
APPROVAL OF THE ADJOURNMENT OF THE MEETING,
IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

We may ask our stockholders to vote on a proposal to adjourn the Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Meeting to adopt any of the other Proposals.  In that event, you will be asked to vote only upon this Proposal and not on any other matter.  This proposal asks the stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of adjourning the Meeting.  If this proposal is approved, our Board of Directors may in its discretion, if necessary or appropriate, adjourn the Meeting to use the additional time to solicit additional proxies in favor of any of the other proposals.  Even if there are a sufficient number of votes at the time of the Meeting to adopt one or more of the proposals, the Board may in its discretion seek to, if necessary or appropriate, adjourn the Meeting to solicit additional proxies for any of the proposals for which there are insufficient votes, and the Board may do so without adopting any of the proposals for which there are sufficient votes at the time of the Meeting.

If the Meeting is adjourned, notice will be given to our stockholders, if at all, in accordance with our Bylaws, the General Corporation Law of the State of Delaware and applicable SEC regulations.  At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the votes cast with respect to the proposal either in person or represented by proxy at the Meeting.

THE BOARD RECOMMENDS A VOTE “FOR”THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers, are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	76	Chief Executive Officer of the Company and Director
David J. Marguglio	49	Senior Vice President, Chief Business Officer and Director
Robert O. Hopkins	60	Senior Vice President, Finance and Chief Financial Officer
Karen K. Daniels	67	Vice President of Operations
Ronald B. Moss, M.D.	60	Chief Medical Officer

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction between the Company and Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins received a B.S. degree in Finance from Indiana State University and an M.B.A. from Lake Forest Graduate School of Management.

Karen K. Daniels. Ms. Daniels joined Adamis in July 2009 as Vice President of Operations. She has over 30 years of experience in operational and engineering roles across diverse industries including electronics, medical devices, contract manufacturing and pharmaceutical manufacturing. Prior to joining Adamis, Ms. Daniels served as President of Althea Technologies from 2007 to 2009. Althea Technologies is a contract manufacturer for the pharmaceutical industry. She also served as Senior Director of Operations and Logistics for Vidacare, a medical device manufacturer from 2006 to 2007. From 2003 to 2006, she was President of Lambda Power. Ms. Daniels received a B.S. degree from the University of Arizona.

Ronald B. Moss, M.D. Dr. Moss joined the Company as Chief Medical Officer in February 2017. Prior to joining the Company, Dr. Moss served as President and Chief Executive Officer of Ansun Biopharma from October 2012 to February 2017 and as interim CEO from October 2011 to October 2012. Dr. Moss served as Executive Vice President of Clinical Development & Medical Affairs at NexBio from January 2009 to October 2011. From June 2006 to January 2009, Dr. Moss served as the Vice President of Clinical Development at Vical Inc. From January 2004 to March 2006, he served as the Vice President of Medical Affairs at Telos Pharmaceuticals. Dr. Moss served as the Senior Director of Worldwide Regulatory Affairs for Vaccines/Biologics at Merck and Company from January 2003 to January 2004. Dr. Moss joined The Immune Response Corporation in January 1994 as Medical Director and advanced through positions of increasing responsibility and served as the interim President and Chief Executive Officer from August 2002 to January 2003. From July 1993 to January 1994, Dr. Moss served as Assistant Medical Director at Immunization Products Ltd., a joint venture between Rhone-Poulenc Rorer and Immune Response. Dr. Moss trained in Pediatrics at SUNY Stony Brook and completed his Fellowship in Allergy and Clinical Immunology at the National Institutes of Health, and is board certified in allergy and immunology. He is a Fellow of the American Academy of Allergy, Asthma and Immunology (FAAAAI) and a Fellow of the American College of Allergy, Asthma, and Immunology (FACAAI). Dr. Moss is a voluntary associate clinical professor at University of California, San Diego, School of Medicine Department of Medicine. Dr. Moss earned his M.D. degree at the Chicago Medical School, Rosalind Franklin University of Medicine and Science and his bachelor’s degree from the State University of New York at Stony Brook.

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of the Record Date (the “Table Date” ), regarding beneficial ownership of all classes of our voting securities, to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. As of the Table Date, the applicable share numbers and percentages are based on 73,920,765 shares of Common Stock issued and outstanding.

	Shares Beneficially Owned (1) Title or Class of Securities:
	Common Stock			Preferred Stock (12)
	Shares		Percent	Shares		Percent
Directors
Dennis J. Carlo, Ph.D.	1,839,702	(2)	2.4
David J. Marguglio	839,733	(3)	1.1
Richard C. Williams	299,918	(4)	*
Howard C. Birndorf	58,824	(5)	*
Roshawn A. Blunt	—		*
Other Named Officers
Robert O. Hopkins	634,251	(6)	*
Ronald B. Moss	389,695	(7)	*
Other Beneficial Ownership
Funds advised by Sio Capital Management, LLC	1,183,432	(8)	1.6	1,183,432	(8)	54.2
Matrix Biomed, Inc.	1,000,000	(11)	1.3	1,000,000	(11)	45.8
CVI Investments, Inc.	5,800,000	(9)	7.8
All Adamis directors and executive officers as a group (eight persons)	4,549,546	(10)	5.9

*	Less than 1%.
(1)

Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to an option or similar right that is currently exercisable or exercisable within 60 days of the date of the table, and shares of Common Stock that are issuable upon conversion of outstanding shares of preferred stock that are convertible within 60 days of the date of the table, are deemed to be outstanding and to be beneficially owned by the person holding such option or right for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130.

(2)

Includes 286,171 shares of Common Stock owned of record, 5,883 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo; 1,518,729 shares of Common Stock underlying options and 28,919 restricted stock units which were exercisable or vested as of the Table Date or 60 days after such date. Excludes 27,822 shares of Common Stock underlying options and 451,440 restricted stock units which become exercisable or vest over time after such period.

(3)

Includes 197,516 shares of Common Stock owned of record, 5,884 shares of Common Stock held of record by a family member and beneficially owned by Mr. Marguglio; 613,198 shares of Common Stock underlying options and 23,135 restricted stock units which were exercisable or vested as of the Table Date or 60 days after such date. Excludes 22,258 shares of Common Stock underlying options and 361,152 restricted stock units which become exercisable or vest over time after such period.

(4)

Includes 89,918 shares of Common Stock owned of record and 210,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 150,000 restricted stock units which become exercisable or vest over time after such period.

(5)	Includes 58,824 shares that are issuable upon the exercise of a warrant that is exercisable as of and within 60 days after the Table Date.
(6)

Includes 162,427 shares of Common Stock owned of record; 448,689 shares of Common Stock subject to options and 23,135 restricted stock units which were exercisable or vested as of the Table Date or 60 days after such date. Excludes 22,258 shares of Common Stock underlying options and 361,152 restricted stock units which become exercisable or vest over time after such period.

(7)

Includes 87,004 shares of Common Stock owned of record; 279,556 shares of Common Stock subject to options and 23,135 restricted stock units which were exercisable or vested as of the Table Date or 60 days after such date. Excludes 13,911 shares of Common Stock underlying options and 152,805 restricted stock units which become exercisable or vest over time after such period.

(8)

The number of shares indicated in the table under the heading “Preferred Stock” includes the Company’s Series A-1 Convertible Preferred Stock that are issuable upon exercise of the Warrants by each of the foregoing stockholders, as follows: Compass Offshore MAV Limited, 270,791; Sio Partners, LP, 356,610; Compass MAV, LLC, 302,520; and Sio Partners Master Fund, LP, 253,511. Sio Capital Management, LLC serves as investment advisor of Compass Offshore MAV Limited, Sio Partners, LP, Compass MAV LLC and Sio Partners Master Fund, LP. Sio GP, LLC is the general partner of Sio Partners, LP and Sio Partners QP, LP. Michael Castor, as principal of Sio GP, LLC and director of Sio Partners Offshore, Ltd., has voting and investment control over the securities beneficially owned by each of the foregoing stockholders. Each of Sio Capital Management, LLC, Sio GP, LLC and Michael Castor disclaims beneficial ownership over the securities held of record by stockholders, except to the extent of its or his pecuniary interest therein. The business address of the stockholders is Sio Capital Management, LLC, 515 Fifth Avenue, Suite 910, New York, NY 10017. Each share of Series A-1 Preferred is entitled to vote one vote per share, and generally votes with the Common Stock as a single class.

(9)

Based solely on a Schedule 13G filed by CVI Investments, Inc. (“CVI Investments” ) and Heights Capital Management, Inc. (“Heights Capital” ) with the SEC on February 28, 2020. The number of shares indicated in the table excludes 4,350,000 shares of Common Stock issuable upon exercise of warrants held by the shareholder which are not exercisable within 60 days of the date of the table. The address for CVI Investments, Inc. is P.O. Box 309GT, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands. Heights Capital, serves as the investment manager to CVI Investments and as such may be deemed to be the beneficial owner of all shares owned by CVI. The address of the principal business office of Heights Capital is 101 California Street, Suite 3250, San Francisco, CA 94111. Each of CVI Investments and Heights Capital disclaims any beneficial ownership of the shares indicated in the table, except for their pecuniary interest therein. Based on the above Schedule 13G, CVI Investments and Heights Capital have shared voting and dispositive power with respect to the shares.

(10)	Includes 3,484,349 shares of Common Stock underlying options, 58,824 warrant shares and 112,784 restricted stock units which were exercisable or vested within 60 days after the Table Date.
(11)

Includes 1,000,000 shares of Series B Preferred, all of which are held by Matrix Biomed, Inc., which are convertible into 1,000,000 shares of Common Stock upon the effectiveness of an increase in the number of authorized shares of Common Stock of the Company under the Company’s Restated Certificate or a reverse stock split after the date of this Meeting. Each share of Series B Preferred is entitled to one vote per share, and generally votes with the Common Stock as a single class.

(12)	Includes the Company's Series A-1 Convertible Preferred Stock and Series B Preferred, considered as a single class.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Adamis during years ended December 31, 2019 and 2018 to (i) each person who served as the Company’s chief executive officer during fiscal 2019, (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2019 and whose total compensation for such year exceeded $100,000, and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2019, of which there were none (sometimes referred to collectively as the “named executive officers” ).

		Salary	Bonus	Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation		All Other Compensation		Total
Name and Principal Position	Year	($)	($)	($)		($)		($)		($)		($)
Dennis J. Carlo, Ph.D.	2019	$667,013	—	1,072,740	(4)	—		—		30,556	(3)	$1,770,309
President and Chief Executive Officer	2018	$635,250	—	236,212	(5)	261,741	(1)	343,035	(2)	28,496	(3)	$1,504,734
Robert O. Hopkins	2019	$424,600	—	858,192	(4)	—		—		30,556	(3)	$1,313,348
Senior Vice President, Chief Financial Officer	2018	$386,000	—	188,968	(5)	209,393	(1)	156,330	(2)	28,496	(3)	$969,187
Ronald B. Moss	2019	$451,000	—	858,192	(4)	—		—		30,357	(3)	$1,339,549
Chief Medical Officer	2018	$409,000	—	118,104	(5)	130,871	(1)	147,240	(2)	26,297	(3)	$831,512

(1)

Reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during the year ended December 31, 2018 calculated in accordance with applicable rules and regulations and authoritative guidance. For information concerning assumptions used to estimate fair value, please see Note 19 to the accompanying notes to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2019. The actual amount ultimately realized from the equity awards will likely vary based on a number of factors, including, but not limited to Adamis’ actual performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Each option is intended to be an incentive stock option. Each option has a term of ten years from the grant date, subject to earlier termination of the term as provided in the 2009 Equity Incentive Plan. For options with respect to 2018, reflects stock options granted on February 21, 2018 to the named executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 166,934 shares; Mr. Hopkins, 133,547 shares; and Dr. Moss, 83,467 shares. Each 2018 option had an exercise price equal to $2.83 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. The stock options are also subject to accelerated vesting in certain circumstances, including a change in control of the Company.

(2)	Reflects cash bonuses paid in February 2019 pursuant to the Company’s 2018 Bonus Plan, with respect to the 2018 year.
(3)	For 2019 and 2018, consists primarily of premiums paid by the Company on behalf of each of Messrs. Carlo, Moss and Hopkins for health, dental, and vision insurance.
(4)

Reflects restricted stock unit (“RSUs” ) awards granted on January 30, 2019 and which will vest ratably approximately quarterly over a period of three years if the recipient has provided continuous service or upon change of control or upon death or disability, with respect to the following numbers of shares of Common Stock: Dr. Carlo, 347,165 shares; and Mr. Hopkins and Dr. Moss, 277,732 shares. The fair market value of the shares at the time of issuance of the RSUs was $3.09 per share. For a discussion of assumptions used to estimate fair value, please see Note 19 to our financial statements in the 2019 Annual Report on Form 10-K.

(5)

Reflects restricted stock unit awards granted on February 21, 2018, and which will vest with respect to one-third of the shares subject to the award on each anniversary of the grant date over a three-year period, or upon a change of control or upon termination of service by reason of death or disability, with respect to the following numbers of shares of Common Stock: Dr. Carlo, 83,467 shares; Mr. Hopkins, 66,773 shares; and Dr. Moss, 41,773 shares. The fair market value of the shares at the time of issuance was $2.83 per share. For a discussion of assumptions used to estimate fair value, please see Note 19 to our financial statements in the Annual Report on Form 10-K for the year ended December 31, 2018.

Narrative Disclosure to Compensation Table

Employment Agreements

The Company has previously entered into employment agreements with its named executive officers and certain other executive officers, effective December 31, 2015, and with respect to Dr. Moss, in February 2017. The agreements provide for the employment of the named executive officers to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; Ronald D. Moss, M.D., Chief Medical Officer; and Robert O. Hopkins, Vice President of Finance and Chief Financial Officer.

The agreements with our named executive officers provide for initial base compensation at the following initial annual rates: Dr. Carlo, $550,000; Dr. Moss, $385,000; and Mr. Hopkins, $260,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to officers, including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by the Company. The Board may also in its discretion make additional discretionary cash or equity payments, awards, changes in base salary, bonuses or other payments to its officers and employees. Except with respect to titles, salary amounts, and certain severance and benefit provisions following certain kinds of employment terminations or change of control events, or otherwise as described below, the agreements are similar in material respects. The agreements are terminable at any time by either party.

In 2018 and 2019, the Compensation Committee retained the firm of Pearl Meyer Partners, LLC (“Pearl Meyer” or “PM” ), as an independent compensation consultant to provide information to assist the committee regarding evaluation of overall cash and equity executive compensation programs and objectives for our officers and directors, assist in review and development of a peer group of companies and review compensation including information relating to the peer group of companies. In July 2018, the annual salaries for the named executive officers for the 2018 year were increased to the following amounts: Dr. Carlo, $635,250; and Mr. Marguglio and Hopkins, $386,000. In January 2019, after a review of information provided by Pearl Meyer, the Compensation Committee approved an increase in the annual base salaries for 2019 of the named executive officers to the following amounts: Dr. Carlo, $667,013; Dr. Moss, $451,000; and Mr. Hopkins, $424,600. As of the date of this Proxy Statement, no increases in base salary compensation have been approved or made with respect to the 2020 year.

Bonus and Non-Equity Incentive Plan Compensation

Each officer is eligible to receive such discretionary bonuses as the Compensation Committee may approve. In addition, our compensation structure includes eligibility for annual cash bonuses for officers and most non-officer employees. In February 2018, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2018 Bonus Plan (the “2018 Bonus Plan” ). The terms of the 2018 Bonus Plan establish for each level of Company employee, including the Company’s executive officers but excluding field sales employees of the Company, a target cash bonus amount, expressed as a percentage of base salary. All determinations regarding payments of bonuses under the 2018 Bonus Plan are made in the discretion of the Compensation Committee. The target bonus amounts as a percentage of base salary for 2018 for our named executive officers were as follows: Dr. Carlo, 60%; Dr. Moss, 40%; and Mr. Hopkins, 45%. The corporate performance goals for 2018 included the achievement of performance targets and business goals related to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. In January 2019, after a review of information provided by Pearl Meyer, the Compensation Committee approved cash bonus payments under the 2018 Bonus Plan for 2018 to the Company’s executive officers including to the named executive officers in the following amounts: Dr. Carlo, $343,035; Dr. Moss, $147,240; and Mr. Hopkins, $156,330.

In January 2019, the Compensation Committee approved the Company’s 2019 Bonus Plan (the “2019 Bonus Plan” ). The terms of the 2019 Bonus Plan were similar in material respects to the 2018 Bonus Plan. The target bonus amounts as a percentage of base salary for 2019 for our named executive officers were as follows: Dr. Carlo, 60%; and Dr. Moss and Mr. Hopkins, 45%. The corporate performance goals for 2019 included the achievement of performance targets and business goals related to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. Following the end of the 2019 year, the members of the Compensation Committee determined that the target performance goals had not been met at a sufficient level and did not approve the payment of any bonuses under the 2019 Bonus Plan with respect to the 2019 year.

Equity Incentives

Our 2009 Equity Incentive Plan (the “2009 Plan”) provides for the grant to eligible employees, directors and consultants of stock options, shares of Common Stock, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, as well as certain kinds of performance cash awards, on such terms as are determined by the Board or other plan administrator. The Board adopted the 2009 Plan in February 2009 and the stockholders approved the 2009 Plan in March 2009. The 2009 Plan terminated in February 2019, and no further awards may be made under the 2009 Plan. The 2009 Plan originally included a reserve (the “Share Reserve”) of 411,765 shares of Common Stock that may be issued pursuant to equity awards (“Awards” or “Stock Awards”) under the 2009 Plan. At the 2014 annual meeting of stockholders, the stockholders approved an increase of 1,000,000 shares in the Share Reserve. At the 2016 annual meeting of stockholders, the stockholders approved an increase of 4,500,000 shares in the Share Reserve. In addition, under the provisions of the 2009 Plan, the number of shares of Common Stock available for issuance under Awards pursuant to the 2009 Plan automatically increased on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies. The Board, or an authorized committee such as the Compensation Committee, administers the 2009 Plan. The administrator of the 2009 Plan determines recipients, dates of grant, the numbers and types of Awards to be granted, and the terms and conditions of the Awards, including the period of their exercisability and vesting schedule applicable to an Award. Options granted under the plan have terms of up to 10 years. Before termination of the 2009 Plan, we generally made an initial equity award of stock options to new employees and annual stock-based grants as part of our overall compensation program. All equity-based awards granted to executives are approved by our Compensation Committee or the Board. Stock option grants have an exercise price equal to the fair market value of our Common Stock on the grant date and generally have a vesting schedule that provides for monthly or other periodic vesting of the option over a period of time, sometimes with an initial cliff-vesting period where a portion vests after an initial period of time from the grant date, provided that the award recipient continues to provide continuous service to the Company. Before termination of the 2009 Plan, our general practice was to make annual stock option awards as part of overall compensation, and sometimes upon promotion.

In February 2018, we granted options intended to be incentive stock options to the named executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 166,934 shares; Dr. Moss, 83,467 shares; and Mr. Hopkins, 133,547 shares. The 2018 options had an exercise price equal to $2.83 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. The above options also are subject to accelerated vesting upon the occurrence of certain events, including certain changes in control of the Company and, with respect to certain of the options, death or disability.

We have also made grants of restricted stock units (“RSUs”) in addition to, or in lieu of, stock option awards. In February 2018, the Compensation Committee granted RSU awards under the 2009 Plan to our executive officers including with respect to the following numbers of shares of Common Stock to our named executive officers: Dr. Carlo, 83,467; Dr. Moss, 41,733 and Mr. Hopkins, 66,773. In January 2019, the Compensation Committee granted RSU awards under the 2009 Plan to our executive officers including with respect to the following numbers of shares of Common Stock to our named executive officers: Dr. Carlo, 347,165; and each of Dr. Moss and Mr. Hopkins, 277,732. The 2018 RSUs vest ratably annually over a period of three years if the recipient has provided Continuous Service (as defined in the 2009 Plan and the Award agreement) during the three-year term of the RSU. The 2019 RSUs vest ratably approximately quarterly over a period of three years if the recipient has provided continuous service during the three-year term of the RSU. The RSUs also vest earlier upon the death or disability (as defined the 2009 Plan and the Award agreement relating to the RSU) of the recipient. In addition, each RSU vests in the event of a Change in Control transaction, as defined in the 2009 Plan and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and related Department of Treasury guidance (“Section 409A”), before the end of the term of the RSU. If the recipient ceases to provide Continuous Service to the Company during the vesting period (other than as a result of an event described above that results in vesting of the award), then vesting of the RSU award ceases. The shares covered by the RSU are issuable following vesting, as provided in the Plan and the applicable Award agreement. The 2009 Plan defines “Continuous Service” as meaning that the participant’s service with the Company or an affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the recipient renders service to the Company or an affiliate as an employee, consultant or director or a change in the entity for which the recipient renders such service, provided that there is no interruption or termination of the recipient’s service with the Company or an affiliate, is not deemed to terminate a recipient’s Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service is considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

Tax Considerations

Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of compensation in excess of $1 million paid to their chief executive officer and certain other specified officers in any taxable year. Before tax years ending before December 31, 2017, the $1 million deduction limitation did not apply to “performance-based compensation” (as defined under Section 162(m) of the Code) or compensation qualified for one of the other exemptions from the deduction limit. The Tax Cuts and Jobs Act, which was signed into law in December 2017, repealed and eliminated, effective for taxable years beginning after December 31, 2017, this exception for performance-based compensation granted by us to a covered officer (which now includes our Chief Financial Officer) after November 2, 2017. As a result, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for limited transition relief applicable to certain arrangements in place as of November 2, 2017. The Compensation Committee reserves the right to modify outstanding awards that were initially intended to qualify as “performance-based compensation” if it determines that such modifications are consistent with our business needs. The Compensation Committee believes that, in establishing the cash and equity incentive compensation plans and arrangements for our executive officers, the potential deductibility of the compensation payable under those plans and arrangements should be only one of the relevant factors taken into consideration. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn compensation which may not be fully tax deductible by reason of Section 162(m) or other provisions of the Code. The Compensation Committee believes it is important to maintain compensation at the requisite level to attract and retain the individuals essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) deduction limitation.

Employee Benefit Programs

Executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Hedging Policy

Under our insider trading policy, no officer, employee, or director (or any other related person subject to the policy) may make a short sale or similar related transaction of the Company’s securities. Under our insider trading policy, directors and executive officers, as well as certain other employees, are prohibited from engaging in transactions in put or call options, hedging transactions (including financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds), margin accounts, pledges, or other inherently speculative transactions with respect to the Company's stock, and other employees are discouraged from engaging in hedging transactions.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements of the executive officers of the Company, including named executive officers, contain provisions providing for certain potential payments upon the occurrence of a change in control of the Company. Under the terms of the employment agreements of the executive officers, including our named executive officers, if the Company terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with the Company. The agreements provide that if the officer’s employment is terminated without cause (as defined in the applicable employment agreement), then conditioned on the officer’s timely execution of a general release and waiver, the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio, Hopkins, Moss and Ms. Daniels, nine months. The officers also would (assuming eligibility and timely elections) be entitled to be reimbursed for payment of the Company’s portion of the premiums required to continue the officer’s medical, dental and vision insurance coverage pursuant to COBRA during the applicable severance period (or until the officer becomes employed full-time by another employer). These payments will be accelerated in the event of a Change in Control transaction, as defined in the agreements. The definition of a “Change in Control” under the agreements is generally similar to the definition of Change in Control in the 2009 Plan, as described below. In addition, under the terms of the agreements, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. Under the agreements, upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service, with “disability” defined in the 2009 Plan as the inability of the 2009 Plan participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in the Code including Section 409A. The employment agreement of Dr. Moss provides that if his employment is terminated by reason of death or disability, then the vesting of all unvested options held by him will accelerate in full and the options held by Dr. Moss will remain exercisable for one year after his cessation of service, with “Disability” defined in the agreement as the officer being disabled from performing the essential functions of the officer’s assigned duties under the employment agreement due to physical or mental disability, with or without reasonable accommodations as required by applicable law, for a period in excess of 60 consecutive days or a period or periods of more than 120 days in the aggregate in any 12-month period.

The agreements also provide that if an officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the applicable employment agreement), upon or within 13 months after the date of a Change in Control, the officer will also be entitled to receive the severance and medical benefits described above, and the severance payments described above will be accelerated and paid in a lump sum. In addition, in the event of a Change in Control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full. In the event of a Change in Control, the RSUs that were awarded in March 2017, February 2018 and January 2019 to Messrs. Carlo, Marguglio, Hopkins, Moss and Daniels would vest in full if they had not already vested, and shares would be issuable following vesting.

“Cause” is generally defined in the employment agreements as the occurrence of any one or more of the following: the officer’s (i) conviction of or plea of nolo contendere to any felony crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between the officer and the Company or of any statutory duty owed to the Company; (iv) unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) gross misconduct. “Good Reason” is generally defined in the employment agreements as the occurrence of any of the following events without the officer’s consent: (i) a material adverse change in the nature of the officer’s authority, duties or responsibilities; (ii) a material adverse change in the officer’s reporting level; (iii) the relocation of the Company’s executive offices or principal business location to a point more than 60 miles from their location as of the date of the agreement; or (iii) a material reduction by the Company of the officer’s base salary as initially set forth in the applicable employment agreement or as the same may be increased from time to time, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior officers of the Company not in excess of 15% of officer’s base salary. Such a termination by an officer will only be deemed for Good Reason if: (i) the officer gives the Company written notice of the intent to terminate for Good Reason within 30 days following the first occurrence of the condition(s) that the officer believes constitutes Good Reason; (ii) the Company fails to remedy such conditions within 30 days following receipt of the written notice; and (iii) the officer terminates employment within 30 days following the end of the cure period.

2009 Equity Incentive Plan

Our 2009 Equity Incentive Plan includes provisions affecting the vesting of Awards granted under the Plan in the event of a change in control of the Company. Under the provisions of the 2009 Plan, unless otherwise provided in a particular Award agreement under the 2009 Plan, the following provisions apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award, and may result in acceleration of options or other awards granted under the 2009 Plan in connection with a change in control transaction.

(i)

Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Stock Awards outstanding under the 2009 Plan or may substitute similar stock awards for Stock Awards outstanding under the 2009 Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)

Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)

Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)

Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

In addition, under the provisions of the 2009 Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the recipient of the Stock Award, but in the absence of such provision, no such additional acceleration will occur.

The terms of the options held by the named executive officers and reflected in the Summary Compensation Table, as well as options granted to certain other executive officers of the Company, provide for full acceleration of any unvested portion of the option upon an event that constitutes a Change in Control of the Company as defined in the 2009 Plan and under Section 409A. In addition to accelerated vesting of some or all of the unvested portion of an option upon a termination of continuous service without cause, options held by executive officers may provide for accelerated vesting of the unvested portion of the option in the event of the officer’s termination of continuous service by reason of death or disability, and the options granted in 2017 and 2018 to the executive officers of the Company provided for such acceleration of vesting.

Under the 2009 Plan and the employment agreements of the executive officers described above, “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

any person, entity or “group” (with certain exceptions, an “Exchange Act Person”) within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner (“Owner”), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)

there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)

the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company otherwise occurs, except for a liquidation into a parent corporation;

(iv)

there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v)

individuals who, immediately following the effective time of the transaction (or, in the employment agreements of the executive officers described above, the date of the applicable employment agreement), are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the 2009 Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the 2009 Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any affiliate of the Company and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

The Board may, in its sole discretion and without Participant consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A, and the foregoing definition will be interpreted so as to only include events that constitute a change in control under Section 409A.

Under the 2009 Plan, “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries; (ii) a sale or other disposition of at least 90% of the outstanding securities of the Company; (iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at December 31, 2019, for each of our named executive officers:

	Option Awards						Stock Awards
				Equity Incentive Plan Awards:					Equity Incentive Plan Awards:		Equity Incentive Plan Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Vested (#)		Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Dennis J. Carlo, Ph.D.	102,015	(2)	64,919	—	$2.83	2/21/2028	—	$—	260,409	(8)	$182,390
	450,500	(2)	26,500	—	$3.15	2/7/2027			55,645	(7)	$38,974
	442,367	(2)	—	—	$4.10	1/25/2026			250,000	(6)	$175,100
	102,003	(2)	—	—	$5.99	1/23/2025
	130,100	(2)	—	—	$5.99	1/23/2025
	45,200	(5)	—	—	$6.32	4/1/2024
	90,300	(4)	—	—	$6.32	4/1/2024
	35,294	(4)	—	—	$3.23	9/11/2021
	57,353	(4)	—	—	$4.59	8/20/2020
Robert O. Hopkins	81,612	(2)	51,935	—	$2.83	2/21/2028	—	$—	208,327	(8)	$145,912
	103,889	(2)	6,111	—	$3.15	2/7/2027			44,515	(7)	$31,178
	67,183	(2)	—	—	$4.10	1/25/2026			200,000	(6)	$140,080
	65,050	(2)	—	—	$5.99	1/23/2025
	8,200	(5)	—	—	$6.32	4/1/2024
	40,800	(4)	—	—	$6.32	4/1/2024
	7,353	(3)	—	—	$3.23	9/11/2021
	29,412	(4)	—	—	$4.59	8/20/2020
	9,402	(5)	—	—	$4.59	8/20/2020
Ronald B. Moss	51,008	(2)	32,459	—	$2.83	2/21/2028	—	$—	208,327	(8)	$145,912
	198,333	(3)	11,667	—	$3.45	2/28/2027			27,822	(7)	$19,487

(1)	Does not include restricted stock units granted in January 2019.
(2)

The options vest with respect to 1/36 of the shares subject to the option on each monthly anniversary of the grant date, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(3)

The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(4)

The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).

(5)	The options are fully vested and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(6)

The restricted stock unit awards will fully vest on the seventh anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.

(7)

The restricted stock unit awards will equally vest on each yearly anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.

(8)

The restricted stock unit awards will vest ratably approximately quarterly over a period of three years if the recipient has provided continuous service or upon change of control or upon death or disability.

Compensation of Directors

The following table shows amounts earned by each director for 2019, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director.

	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(4)	Option Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Director
Howard C. Birndorf	$22,261	$—	—	$25,555	$—	$—	$47,816
Roshawn A. Blunt	$22,261	$—	—	$25,555	$—	$—	$47,816
William C. Denby, III	$48,000	$—	50,529	—	$—	$—	$98,529
Robert B. Rothermel	$41,806	$—	50,529	—	$—	$—	$92,335
Richard C. Williams	$128,000	$—	50,529	—	$—	$—	$178,529

(1)	Reflects the amount of fees earned during 2019.
(2)

Amounts reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during fiscal 2019, calculated in accordance with applicable rules and regulations and authoritative guidance. The assumptions used for these calculations are included in Note 19 to the audited consolidated financial statements contained in the Company’s 2019 Annual Report on Form 10-K. Represents options awarded to each of Mr. Denby, Mr. Rothermel and Mr. Williams to purchase 30,000 shares of Common Stock. The exercise price of the options was $3.09 per share. The options have a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant and become exercisable over a period of one year from grant date at the rate of 1/12 of the option shares per month. Mr. Rothermel and Mr. Denby resigned as directors during 2019, with vesting of the option ceasing as of the date of termination of service; the portion of the option that remained vested and exercisable after termination of service covered 15,000 shares for Mr. Rothermel and 20,000 shares for Mr. Denby, respectively.

(3)

The aggregate number of option awards outstanding and vested at December 31, 2019, for each person named in the above table is as follows: Mr. Denby, 200,000 shares; Mr. Rothermel, 195,000 shares; Mr. Williams, 210,000 shares; and Mr. Birndorf and Ms. Blunt, no options but a cash stock appreciation right covering a reference number of 50,000 shares each.

(4)

Amounts reflect the grant date fair value of cash stock appreciation rights (“SARs”) granted to the director. Mr. Birndorf and Ms. Blunt were awarded SARs, which may be settled only in cash, with respect to a reference number of shares equal to 50,000 shares each, with a reference base exercise price of $0.97 per share.

In general, under the Company’s policies concerning fees for non-employee directors, non-employee directors of the Company were entitled during 2019 to receive the following amounts of cash compensation for service as a director: each non-employee director was entitled to receive an annual fee of $64,000 per year, paid quarterly in arrears; and the Chairman of the Board was entitled to receive an annual fee of $128,000 per year, or twice the non-employee director annual fee, paid quarterly in arrears. Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities. In addition, under the Prior Plan, before termination of the Prior Plan in February 2019, upon joining the Board a non-employee director was entitled to receive an initial director option under the Prior Plan to purchase 50,000 shares of Common Stock, vesting monthly over a period of 36 months from the grant date. In addition, before termination of the Prior Plan in February 2019, each non-employee director was also entitled to receive under the Prior Plan a succeeding annual grant, on the first business day after the date of the annual meeting of stockholders, to purchase 30,000 shares of Common Stock, with the annual grant vesting and becoming exercisable as to 1/12 of the shares subject to the option on each monthly anniversary of the grant date. The initial director options and any annual options have a term of 10 years and will have an exercise price equal to the fair market value of the Common Stock on the grant date. In 2019, in light of the termination of the Prior Plan in February 2019, upon joining the Board in 2019, Mr. Birndorf and Ms. Blunt were each awarded a stock appreciation right, which may only be settled in cash, with respect to a reference number of shares equal to 50,000 shares each, and with a reference base exercise price of $0.97 per share.

DELINQUENT SECTION 16(A) REPORTS

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Other than as set forth below, based solely on a review of the copies of such forms furnished to us, we believe that from January 1, 2019 to December 31, 2020, all such persons satisfied such applicable SEC filing requirements. On October 10, 2019, Mr. Birndorf filed an initial statement of beneficial ownership of securities on Form 3 in connection with his appointment to the Board on August 25, 2019, and a Form 4 reporting the award on August 25, 2019 of a stock appreciation right covering a reference number of shares equal to 50,000 shares. On October 10, 2019, Ms. Blunt filed an initial statement of beneficial ownership of securities on Form 3 in connection with her appointment to the Board on August 25, 2019, and on February 13, 2020, Ms. Blunt filed a Form 4 reporting the award on August 25, 2019 of a stock appreciation right covering a reference number of shares equal to 50,000 shares. On February 26, 2020, Dr. Carlo filed an Annual Statement of Changes in Beneficial Ownership on Form 5 reporting a bona fide gift of 100,000 shares of Common Stock during the 2019 year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) employment relationships or transactions involving an executive officer and related compensation solely resulting from that employment relationship or transaction, including the employment agreements, stock option or other equity awards, and other transactions described above under the heading “Executive Compensation” or not required to be reported; or (iii) as set forth below, there were no material transactions, or series of similar transactions, since January 1, 2018, or any currently proposed transactions, or series of similar transactions, to which we were, or will be, a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last two completed fiscal years, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Common Stock, or any member of the immediate family of any of the foregoing persons, has an interest (a “related party transaction”).

In February 2020, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited institutional investors including CVI Investments, Inc. (“CVI Investments”) (the “Purchasers”) pursuant to which the Company sold to the Purchasers, in a registered direct offering and concurrent private placement, shares (the “Shares”) of Common Stock and warrants to purchase shares of Common Stock (the “Warrants”) with an exercise price of $0.70 per share. The negotiated combined purchase price for one Share and 0.75 Warrant was $0.58. CVI Investments purchased 5,800,000 Shares and 4,350,000 Warrants. The Warrants are exercisable commencing on the later of six months from the date of issuance or the occurrence of certain events, and will expire five years after they become exercisable.

In August 2019, the Company completed an underwritten public offering of 13,800,000 shares of its Common Stock (including shares issuable upon exercise of the underwriters’ overallotment option), and warrants to purchase up to 13,800,000 shares of Common Stock (the Common Stock and warrants referred to collectively as the “Securities”). Each share of Common Stock was offered and sold to the public together with a warrant to purchase one share of Common Stock for a combined public offering price of $1.00 per Security. The Warrants are exercisable commencing on the date of issuance, will expire five years from the date of issuance, and have an exercise price of $1.15 per share, subject to certain adjustments. Purchasers included CVI Investments, which after the transaction filed a Schedule 13G reporting beneficial ownership of 3,000,000 shares of Common Stock, and 683 Capital Management, LLC, which after the transaction filed a Schedule 13G reporting beneficial ownership of 4,112,885 shares of Common Stock. In August 2018, pursuant to the Company’s registered underwritten public offering of Common Stock at a price of $3.00 per share, certain funds managed by First Manhattan Co. purchased shares of Common Stock, which after the transaction filed a Schedule 13G reporting beneficial ownership of 3,419,269 shares of Common Stock.

We have entered into indemnification agreements with our directors and executive officers. Each agreement provides, among other things, that we will indemnify the officer to the fullest extent permissible under Delaware law against liabilities and certain expenses (including attorneys’ fees, judgments, fines and settlement amounts reasonably incurred by the officer in any action or proceeding), that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. As described above under the heading “Executive Compensation,” we have entered into various employment-related agreements and compensatory arrangements with our executive officers and directors that, among other things, provide for compensatory and certain severance and change of control benefits.

Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing and, approving or ratifying all related party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors, and will review and consider, among other factors, whether the terms of the transaction are no less favorable to us than those that we could obtain from unaffiliated third parties. The Audit Committee will approve a related person transaction when, in its good faith judgment, it determines that the the transaction is in, or is not inconsistent with, the best interest of the Company.

GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including, without limitation, a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend or, if no recommendation is given, in their own discretion. By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by March 12, 2021, to our Corporate Secretary at 11682 El Camino Real, Suite 300, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2021 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. In addition, pursuant to advance notice provisions in our bylaws, if you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address and received by our Corporate Secretary no later than May 22, 2021, but no earlier than April 22, 2021. However, if the date of next year’s annual meeting is changed by more than 30 days before or after the first anniversary date of the Meeting, then notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day prior to the date of next year’s annual meeting and not later than the later of the close of business on the later of the 90th day prior to the date of next year’s annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.  You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary. You also may access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2019 at: http://www.adamispharmaceuticals.com

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

Sincerely,

/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
July 10, 2020

ADAMIS PHARMACEUTICALS CORPORATION 11682 El Camino Real, Suite 300 San Diego, CA 92130

VOTE BY INTERNET:

Before the Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/ADMP2020.
You may attend the meeting via the internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and following the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADAMIS PHARMACEUTICALS CORPORATION		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees:
01) Dennis J. Carlo, Ph.D. 02) Howard C. Birndorf 03) Roshawn A. Blunt 04) David J. Marguglio 05) Richard C. Williams
Vote on Proposals:						For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5, 6 and 7.
2.	To approve an amendment to the Company’s restated certificate of incorporation to increase the number of shares of common stock authorized to be issued by the company from 100,000,000 to 200,000,000.					☐	☐	☐
3.

To approve an amendment to the Company’s restated certificate of incorporation to authorize the Board of Directors (the “Board”) of the Company to effect a reverse stock split of the Company’s common stock by a ratio of not less than 1-for-2 and not more than 1-for-15, with the Board having the discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Company’s Board in its discretion.

						☐	☐	☐
4.	To approve the 2020 Equity Incentive Plan.					☐	☐	☐
5.	To approve the compensation of our named executive officers.					☐	☐	☐
6.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the year ending December 31, 2020.					☐	☐	☐
7.

To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the annual meeting to adopt any of the foregoing proposals.

						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

ADAMIS PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

August 20, 2020; 10:00 a.m.

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dennis J. Carlo and David J. Marguglio, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., PDT on August 20, 2020, virtually at www.virtualshareholdermeeting.com/ADMP2020, and any adjournment or postponement thereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

Annex A

Form of Certificate of Amendment of Restated Certificate of Incorporation]

Certificate of Amendment to the
Restated Certificate of Incorporation
of Adamis Pharmaceuticals Corporation

Adamis Pharmaceuticals Corporation, a corporation organized under and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

FIRST:  The name of the Corporation is Adamis Pharmaceuticals Corporation.

SECOND:  The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Article IV, Paragraph A, of the Amended and Restated Certificate of Incorporation of the Corporation and it is hereby amended to read in its entirety as follows:

“A.          The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”.  The total number of shares of all classes of capital stock which the Company shall have authority to issue is 210,000,000 of which 200,000,000 shares shall be Common Stock, having a par value of $0.0001 per share (the “Common Stock”), and 10,000,000 shares shall be Preferred Stock, having a par value of $0.0001 per share (the “Preferred Stock”).”

THIRD:  This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, said Certificate of Amendment to the Restated Certificate of Incorporation has been duly executed by its authorized officer on this _____ day of __________, 2020.

ADAMIS PHARMACEUTICALS CORPORATION

By:
Dennis J. Carlo, Ph.D.
Chief Executive Officer

62

Annex B

Certificate of Amendment to the
Restated Certificate of Incorporation
of Adamis Pharmaceuticals Corporation

Adamis Pharmaceuticals Corporation, a corporation organized under and existing under the laws of the State of Delaware (the “Corporation”), certifies that:

FIRST: The name of the Corporation is Adamis Pharmaceuticals Corporation.

SECOND: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Article IV of the Amended and Restated Certificate of Incorporation of the Corporation and such Article is amended by inserting the following paragraph at the end of such Article:

“D.          Effective upon the filing of this Certificate of Amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware (the “Effective Time”), a one-for-[            ](1) reverse stock split of the Corporation's Common Stock, $0.0001 par value per share (the " Common Stock"), shall become effective, pursuant to which, each one share of the Corporation’s Common Stock outstanding immediately before the Effective Time (“Old Common Stock”) shall be combined and reclassified, without any action by the holder thereof, as follows:  each [            ](1) shares of Old Common Stock outstanding and held of record by each stockholder of the Corporation (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock (“New Common Stock”) automatically and without any action by the holder thereof upon the Effective Time and shall represent one share of New Common Stock from and after the Effective Time  (such reclassification and combination of shares, the "Reverse Stock Split").  The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 per share.  The Corporation shall not issue fractional shares on account of the Reverse Stock Split and, in lieu thereof, upon surrender after the Effective Time of a certificate (for shares held in certificated form) which formerly represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price per share of the Common Stock on the Nasdaq Capital Market at the close of business on the trading day preceding the date of the Effective Time.  Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock after the Effective Time into which the shares formerly represented by such certificate have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time).

_____________________

(1) Shall be a number equal to or greater than 5 and equal to or lesser than 15.

THIRD: The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law, adopted resolutions to amend Article IV, Paragraph A, of the Amended and Restated Certificate of Incorporation of the Corporation and it is hereby amended to read in its entirety as follows:

“A.          The Company is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock”.  The total number of shares of all classes of capital stock which the Company shall have authority to issue is 110,000,000, of which 100,000,000 shares shall be Common Stock, having a par value of $0.0001 per share (the “Common Stock”), and 10,000,000 shares shall be Preferred Stock, having a par value of $0.0001 per share (the “Preferred Stock”).”

FOURTH: This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was submitted to the stockholders of the Corporation and was duly approved by the required vote of stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, said Certificate of Amendment to the Restated Certificate of Incorporation has been duly executed by its authorized officer on this _____ day of __________, 2020.

ADAMIS PHARMACEUTICALS CORPORATION

By:
Dennis J. Carlo, Ph.D.
Chief Executive Officer

Annex C

ADAMIS PHARMACEUTICALS CORPORATION
2020 Equity Incentive Plan

1.             GENERAL.

(a)           Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b)           Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Other Stock Awards, and (viii) Cash Awards.

(c)           Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.             ADMINISTRATION.

(a)           Administration by the Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)           Powers of the Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to an Award.

(ii)               To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)              To settle all controversies regarding the Plan and Awards granted under it.

(iv)             To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof). For purposes of clarification, the Board retains the discretion to adjust or accelerate the vesting schedule of outstanding Awards, with the consent of the Participant.

(v)              To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi)              To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan or is otherwise required by applicable law or listing requirements to be approved by the stockholders of the Company. Except as otherwise provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii)            To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding “incentive stock options.”

(viii)           To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)              Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)               To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)              To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Award; (B) the cancellation of any outstanding Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Award, (3) Restricted Stock Unit Award, (4) Other Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles (collectively (A) through (C), an “Exchange Program”).

(c)           Delegation to Committee.

(i)                General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(ii)               Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)           Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 15 below.

(e)           Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.             SHARES SUBJECT TO THE PLAN.

(a)           Share Reserve.

(i)                Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will be two million (2,000,000) shares from the Effective Date up to the first Evergreen Date that occurs as described in the next sentence (as may be increased on Evergreen Dates, the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year commencing January 1, 2021, and ending on (and including) January 1, 2030 (or, if the Plan terminates earlier, then January 1 of the year in which the Plan terminates) (each, an “Evergreen Date”), in an amount equal to five percent (5.0%) of the total number of shares of Capital Stock outstanding on the last day of the immediately preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the start of a calendar year for which an increase applies to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(ii)               For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to an Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Awards that can be granted.

(iii)              Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)           Reversion of Shares to the Share Reserve. If an Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or shares of Common Stock that are surrendered to the Company pursuant to an Exchange Program, then the shares that are forfeited, repurchased or so surrendered will again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on an Award or as consideration for the exercise or purchase price of an Award will again become available for issuance under the Plan.

(c)           Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be will be 80,000,000 shares of Common Stock plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares that become available for issuance under the Plan pursuant to the second sentence of Section 3(a)(i) above or Section 3(b) above.

(d)           Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.             ELIGIBILITY.

(a)           Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Awards comply with the distribution requirements of Section 409A of the Code.

(b)           Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)           Consultants. A Consultant will not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

5.             PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)           Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)           Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)           Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)                by cash, check, bank draft or money order payable to the Company;

(ii)               pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)             by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)             if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and/or (C) shares are withheld to satisfy tax withholding obligations; or

(v)              in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)           Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)           Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)               Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax or securities laws. Except as explicitly provided in the Plan, neither an Option nor an SAR may be transferred for consideration.

(ii)              Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) or comparable non-U.S. law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)              Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company or to any third party designated by the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)            Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)           Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service or as set forth in the Award Agreement or other written agreement between the Participant and the Company relating to the Option) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement, which period will not be less than 30 days if necessary to comply with applicable laws unless such termination is for Cause), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)           Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)            Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement, which period will not be less than six months if necessary to comply with applicable laws unless such termination is for Cause), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)            Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement, which period will not be less than six months if necessary to comply with applicable laws unless such termination is for Cause), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k)            Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other written agreement between the Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l)            Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). To the extent consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

6.             PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)           Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)               Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)              Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)             Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)              Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares of Common Stock subject to the Restricted Stock Award to which they relate.

(b)           Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i)               Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)               Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)              Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)             Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(iv)              Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(v)              Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)            Termination of Participant’s Continuous Service. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)           Performance Stock Awards.

(i)                Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may but need not require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)               Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d)          Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.             COVENANTS OF THE COMPANY.

(a)           Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b)           Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan or other securities or applicable laws, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable law.

(c)             No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner or tax treatment of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.             MISCELLANEOUS.

(a)           Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b)          Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the papering of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Stock Award Agreement or related grant documents.

(c)           Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)           No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be. Furthermore, to the extent the Company is not the employer of a Participant, the grant of a Stock Award will be not establish an employment or other service relationship between the Company and the Participant.

(e)           Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced.

(f)            Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)           Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)           Withholding. Whenever shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international tax or any other tax or social insurance liability (the “Tax-Related Items”) legally due from the Participant prior to the delivery of shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, require or permit a Participant to satisfy any U.S. federal, state or local tax withholding obligation or other Tax-Related Items legally due from the Participant relating to a Stock Award by any of the following means or by a combination of such means, in whole or in part and without limitation: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that (A) no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes), and (B) with respect to a Stock Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act; (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (vi) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld; or (vii) by such other method as may be set forth in the Stock Award Agreement. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

(i)            Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)            Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)           Compliance with Section 409A of the Code. Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent a Stock Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Stock Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l)            Exchange Program. Without prior stockholder approval, the Board may engage in an Exchange Program.

(m)          Clawback/Recovery. All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.             ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)           Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)           Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards:

(c)           Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards:

(i)                arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire substantially similar consideration paid to the stockholders of the Company pursuant to the Corporate Transaction, after taking into account the existing provisions of the Awards);

(ii)              arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)             accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction;

(iv)             arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)             cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate. For clarity, this payment may be $0 if the amount per share (or value of property per share) payable to the holders of Common Stock is equal to or less than the exercise price of the Stock Award. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies. In addition, the Board, in its sole discretion, may condition a Participant’s right to receive such payment upon the Participant’s delivery of an agreement (x) acknowledging such escrows, earn outs, holdbacks or other contingencies, (y) appointing a representative to act on the Participant’s behalf following the Corporate Transaction with respect to matters relating to the Corporate Transaction, and/or (z) agreeing to or acknowledging any indemnification obligations required of holders of Common Stock pursuant to the Corporate Transaction; and

(vi)            make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of the Common Stock is equal to or less than the exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

(vii)           Except as otherwise stated in a Stock Award Agreement, in the event of a Corporate Transaction, the vesting of Stock Awards (and, with respect to Options and SARs, the time at which such Stock Awards may be exercised) shall be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and if the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted, such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse.

(viii)           Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to different Participants and the vested and unvested portions of a Stock Award.

(d)           Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

(e)           Additional Provisions. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Corporate Transaction as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

(f)            Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a shareholder representative that is authorized to act on the Participant’s behalf with respect to any escrow or other contingent consideration.

(g)           No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, Options or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

10.           TERMINATION OR SUSPENSION OF THE PLAN.

(a)           Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the 10th anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)           No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.           EFFECTIVE DATE OF THE PLAN; FIRST AWARD, GRANT OR EXERCISE.

The Plan will become effective on the Effective Date; provided, however, that no Awards may be granted prior to the Effective Date. In addition: (a) no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months before or after the Adoption Date; and (b) no Award may be granted, issued or made under the Plan until such time as the Fair Market Value of the Common Stock has been equal to or greater than $3.00 per share (as proportionately adjusted for any stock splits, reverse stock splits, stock dividends or similar events affecting the Common Stock) for at least ten (10) consecutive Trading Days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock.

12.           CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.           AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

(a)           Eligibility. Non-Employee Directors are eligible for Options granted pursuant to this Section 13. Notwithstanding the foregoing, this Section 13 does not limit the ability of the Board to grant discretionary Awards to Non-Employee Directors.

 (b)          Initial Grant. Subject in all events to the provisions of Section 11 above, each Non-Employee Director who first becomes a member of the Board after the Effective Date will automatically be granted an Option to purchase fifty thousand (50,000) Shares on the date such Non-Employee Director first becomes a member of the Board. Each Option granted pursuant to this Section 13(b) shall be called an “Initial Grant.”

(c)           Succeeding Grant. Subject in all events to the provisions of Section 11 above, on the first business day following the annual meeting of the Company’s Stockholders, each Non-Employee Director who is continuing in service as a member of the Board will on the first business day following such annual meeting of stockholders automatically be granted an Option to purchase thirty thousand (30,000) Shares. Each Option granted pursuant to this Section 13(c) shall be called a “Succeeding Grant”.

(d)           Vesting and Exercisability.

(i)            Initial Grants. Initial Grants shall vest and become exercisable as to 1/36 of the total Shares subject to the Initial Grant on each monthly anniversary of the date of grant, such that Initial Grants are fully vested and exercisable on the third anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(ii)           Succeeding Grants. Succeeding Grants shall vest and become exercisable as to 1/12 of the total Shares subject to the Succeeding Grant on each monthly anniversary of the date of grant, such that Succeeding Grants are fully vested and exercisable on the first anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(iii)         Corporate Transaction. In the event of a Corporate Transaction, the vesting of all Options granted to Non-Employee Directors pursuant to this Section 13 whose service as a director has not terminated before the consummation of the Corporate Transaction shall accelerate and such Options will become exercisable in full immediately prior to the consummation of the Corporate Transaction at such times and on such conditions as the Committee determines.

(e)           Form of Option Grant. Each Option granted under this Section 13 shall be a NSO and shall be evidenced by a Non-Employee Director Stock Award Agreement in such form as the Board from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.

(f)            Exercise Price. The Exercise Price per Share of each Option granted under this Section 13 shall be the Fair Market Value of the Share on the date the Option is granted.

(g)           Termination of Option. Except as provided in Section 13.(d)(iii) or this Section 13(g), each Option granted under this Section 13 shall expire ten (10) years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board, a consultant or employee of the Company shall be referred to as the “Non-Employee Director Termination Date” for purposes of this Section 13(g). An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

(i)            Termination Generally. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company for any reason except death, Disability or a Corporate Transaction, each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director may be exercised by the Non-Employee Director within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(ii)           Death. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her death, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(iii)         Disability. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her Disability, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(iv)           Corporate Transaction. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of a Corporate Transaction, then unless otherwise determined by the Board pursuant to the provisions of Section 9(c) above, each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date (unless otherwise determined by the Board pursuant to Section 9(c) above), but in no event later than the Expiration Date.

14.         CASH AWARDS.

A Cash Award (“Cash Award ”) is an award that is denominated in, or payable to an eligible Participant solely in, cash, as deemed by the Committee to be consistent with the purposes of the Plan. Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section may be granted with value and payment contingent upon the achievement of Performance Goals.

15.         DEFINITIONS.

As used in the Plan, the definitions contained in this Section 15 shall apply to the capitalized terms indicated below:

(a)           “Adoption Date”  means the date the Plan is adopted by the Board.

(b)           “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Capital Stock”  means each and every class of common stock of the Company, regardless of the number of votes per share.

(e)           “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f)            “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate, of any policy of the Company or any Affiliate applicable to Participant or of any statutory or fiduciary duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(g)           “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(h)           “Committee”  means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(i)            “Common Stock” means the Common Stock of the Company.

(j)            “Company” means Adamis Pharmaceuticals Corporation, a Delaware corporation.

(k)           “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(l)            “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(m)          “Corporate Transaction”  means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)            a change in the ownership of the Company which occurs on the date that any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company that, together with stock held by such Exchange Act Person, represents more than 50% of the total combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction, provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Exchange Act Person who is considered to own more than 50% of the combined voting power of the securities of the Company will not be considered a Corporate Transaction. Notwithstanding the foregoing, a Corporate Transaction will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person ” ) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Corporate Transaction would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Corporate Transaction will be deemed to occur;

(ii)           a change in the ownership of the Company which occurs when there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)         a change in the ownership of all or substantially all of the Company’s assets which occurs when there is consummated a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)          a change in the effective control of the Company that occurs when individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board ” ) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. For purpose of this subclause (iv), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing or any other provision of the Plan, the term Corporate Transaction will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Corporate Transaction (or any analogous term, including without limitation Change in Control or Change of Control) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Corporate Transaction” to conform to the definitions of change in control or other similar terms under Section 409A of the Code, and the regulations thereunder. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

(n)           “Director ” means a member of the Board.

(o)           “Disability ” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(p)           “Effective Date” means the date on which this Plan is approved by the Board or by the stockholders of the Company, whichever occurs earlier.

(q)           “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)            “Entity” means a corporation, partnership, limited liability company or other entity.

(s)           “Exchange Act ” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(t)            “Exchange Act Person ” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(u)           “Fair Market Value ” means, as of any date, the value of the Common Stock determined as follows:

(i)            If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)           Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)         In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(v)           “Incentive Stock Option ” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(w)          “IPO Date ” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(x)           “Non-Employee Director ” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K ” )), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y)           “Nonstatutory Stock Option ” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)            “Officer ” means a person who is designated by the Company as an officer within the meaning of Section 16 of the Exchange Act.

(aa)         “Option ” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)         “Option Agreement ” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(cc)         “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd)         “Other Stock Award ” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ee)         “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ff)           “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)         “Parent ” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(hh)         “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)           “Performance Criteria ” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes, depreciation and amortization; (3) total stockholder return; (4) return on equity or average stockholder’s equity; (5) return on assets, investment, or capital employed; (6) stock price; (7) margin (including gross margin); (8) income (before or after taxes); (9) operating income; (10) operating income after taxes; (11) pre-tax profit; (12) operating cash flow; (13) sales or revenue targets; (14) increases in revenue or product revenue; (15) expenses and cost reduction goals; (16) improvement in or attainment of working capital levels; (17) economic value added (or an equivalent metric); (18) market share; (19) cash flow; (20) cash flow per share; (21) share price performance; (22) debt reduction; (23) customer satisfaction; (24) stockholders’ equity; (25) capital expenditures; (26) debt levels; (27) operating profit or net operating profit; (28) workforce diversity; (29) growth of net income or operating income; (30) billings; (31) implementation or completion of projects or processes; (32) financing; (33) regulatory milestones; (34) stockholder liquidity; (35) corporate governance and compliance; (36) product commercialization; (37) intellectual property; (38) personnel matters; (39) progress of internal research or clinical programs; (40) progress of partnered programs; (41) partner satisfaction; (42) budget management; (43) clinical achievements; (44) completing phases of a clinical study (including the treatment phase); (45) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (46) timely completion of clinical trials; (47) submission of Device Master File(s) and other regulatory achievements; (48) partner or collaborator achievements; (49) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (50) research progress, including the development of programs; (51) investor relations, analysts and communication; (52) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (53) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (54) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products and services (including with group purchasing organizations, distributors and other vendors); (55) supply chain achievements (including establishing relationships with manufacturers, suppliers and other services providers of the Company’s products and services); (56) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (57) individual performance goals; (58) corporate development and planning goals; and (59) other measures of performance selected by the Board or Committee.

(jj)           “Performance Goals ” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Stock Award Agreement at the time the Stock Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, nonrecurring gain or loss or other extraordinary item. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.

(kk)         “Performance Period ” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(ll)           “Performance Stock Award ” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(mm)       “Plan” means this Adamis Pharmaceuticals Corporation 2020 Equity Incentive Plan, as it may be amended from time to time.

(nn)         “Restricted Stock Award ” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo)         “Restricted Stock Award Agreement ” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(pp)         “Restricted Stock Unit Award ” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq)         “Restricted Stock Unit Award Agreement ” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(rr)          “Rule 16b-3 ” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss)         “Securities Act ” means the Securities Act of 1933, as amended.

(tt)           “Stock Appreciation Right ” or “SAR ” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(uu)         “Stock Appreciation Right Agreement ” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(vv)         “Stock Award ” or “Award ” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ww)       “Stock Award Agreement ” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(xx)         “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(yy)         “Ten Percent Stockholder ” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(zz)          “Trading Day ” means a day on which the principal Trading Market is open for trading, and “Trading Market ” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).